Exhibit 10.5.2




                            Dated 22 September 2004









                           GRANITE MASTER ISSUER PLC







        -------------------------------------------------------------

                      ISSUER MASTER DEFINITIONS SCHEDULE

        -------------------------------------------------------------





                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937




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CONTENTS
1.    Definitions............................................................1
2.    Interpretation and Construction.......................................17
3.    Governing Law.........................................................17


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THIS ISSUER MASTER DEFINITIONS SCHEDULE is signed for the purposes of identification on [o] January 2005

BY:

(1) Sidley Austin Brown & Wood of Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA; and

(2)      Allen & Overy LLP of One New Change, London EC4M 9QQ.

1.       Definitions

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

(a) the Master Issuer, any authorised signatory referred to in the Mandates relating to the Master Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account 2 Mandates; and

(c) Funding 2, any authorised signatory referred to in the Funding 2 Account Mandates;

"AAA Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class A Notes;

"AA Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class B Notes;

"A Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class M Notes;

"Account Bank" means, in relation to the Master Issuer, the Issuer Account Banks and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Agent Bank" means, in relation to the Master Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"Agents" means, in relation to the Master Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"Aggregate Nominal Amount" means [o];

"Alternative Clearing System" means any clearing system other than DTC, Euroclear and Clearstream, Luxembourg;

"Appointee" has the meaning specified in the Issuer Trust Deed;

"Auditors" or "auditors" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of



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Funding 2) Funding 2 or (in the case of the Master Issuer) the Master Issuer and appointed by the Mortgages Trustee, Funding 2 or, as the case may be, the Master Issuer;

"Authorised Denominations" has the same meaning as "Authorised Holdings";

"Authorised Holdings" means in respect of the US Notes, $100,000 and integral multiples of $1,000 in excess thereof, or in relation to a Series and Class of Issuer Notes, as otherwise specified in the applicable Note Supplement;

"Authorised Signatory" means in relation to:

(a) the Master Issuer, any authorised signatory referred to in the Mandates relating to the Master Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c) Funding 2, any authorised signatory referred to in the Funding 2 Account Mandates;

"Basic Terms Modification" in relation to the Issuer Notes has the meaning set out in Schedule 4 to the Issuer Trust Deed;

"BBB Loan Tranches" means the made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class C Notes;

"BB Loan Tranches" means the made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class D Notes;

"Block Voting Instruction" has the meaning set out in Schedule 4 to the Issuer Trust Deed;

"Blocked Note" has the meaning specified in Schedule 4 to the Issuer Trust
Deed;

"Bridging Arrangements" means [o];

"Bullet Loan Tranche" means any Loan Tranche which is scheduled to be repaid in full on one Payment Date. Bullet Loan Tranches will be deemed to be Pass-Through Loan Tranches if:

(a)      a Trigger Event occurs;

(b)      the Issuer Security is enforced; or

(c)      the Funding 2 Security is enforced;

"Bullet Repayment Date" means for any Loan Tranche the Payment Date specified as such for such Loan Tranche in the applicable Loan Tranche Supplement;

"Business Day" means, in relation to the Issuer Notes, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"Calculation Agent" in relation to any Issuer Swap Agreement has the meaning given to it under such Issuer Swap Agreement;

"certification date" has the meaning specified in the Issuer Trust Deed;

"Chairman" has the meaning set out in Schedule 4 to the Issuer Trust Deed;

"Class A Noteholders" means the holders of the Class A Notes;

"Class A Notes" means the Issuer Notes of any Series designed as such in the applicable Note Supplement;



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"Class B Noteholders" means the holders of the Class B Notes;

"Class B Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Note Supplement and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class C Noteholders" means the holders of the Class C Notes;

"Class C Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Note Supplement; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class D Noteholders" means the holders of the Class D Notes;

"Class D Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Note Supplement; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class M Noteholders" means the holders of the Class M Notes;

"Class M Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Note Supplement; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Clearing System" means any of DTC (with respect to the US Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Reg S Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"Closing Date" means the closing date for the issuance of any Series and Class of Issuer Notes as specified in the Note Supplement for such Issuer Notes;

"Common Depositary" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Sterling Global Note Certificates and the Euro Global Note Certificates;

"Conditions" or "Terms and Conditions" means, in relation to any Issuer Notes, the terms and conditions to be endorsed on such Issuer Notes in the form or substantially in the form scheduled to the Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Contractual Currency" has the meaning specified in Clause 13 of the Issuer Trust Deed;

"Current Issuer Post-Liquidity Payments" means the payments set out in items [(H)] through [(M)] under the Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Pre-Enforcement Revenue Priority of Payments" means the order of priority of payments in which the Issuer Available Revenue Receipts will be applied until enforcement of the Issuer Security as set out in Schedule 2 to the Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Issuer Transaction Documents);

"Cut-Off Date" means the cut-off date in relation to the issuance of any Series of Issuer Notes, which will be specified in the Note Supplement for such Issuer Notes;



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"Deferred Interest" in relation to the Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"Designated Subsidiary" means a designated subsidiary of the Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Issuer Post-Enforcement Call Option Holder to the Note Trustee at the discretion of the Issuer Post-Enforcement Call Option Holder;

"Determination Date" means in respect of a Series and Class of Issuer Notes, the date(s) specified as such in the applicable Note Supplement ;

"Determination Period" means each period from (and including) a Determination Date to (but excluding) the next Determination Date (including, where either the Interest Commencement Date or the Final Payment Date is not a Determination Date, the period commencing on the first Determination Date prior to, and ending on the first Determination Date falling after, such date);

"Distribution Compliance Period" means, in relation to the Issuer Notes, 40 days after the later of the commencement of the offering of the Issuer Notes and any Closing Date;

"Dual Currency Interest Notes" means an Issuer Note, the interest basis of which is specified in the applicable Note Supplement as being dual currency interest;

"EU Regulation" means the Council Regulation (EC) No. 1346/2000 of 29 May 2000 on Insolvency Proceedings;

"Event of Default" means, as the context requires, either of the following:

(a) for any Issuer Notes, an event of default under the Terms and Conditions of those Issuer Notes; or

(b) for the Global Intercompany Loan, or any other Funding 2 Intercompany Loan, the occurrence of an event of default under the terms and conditions of the Global Intercompany Loan Agreement or the applicable Funding 2 Intercompany Loan Agreement.

"Exchange Date" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Issuer Trust Deed;

"Extraordinary Resolution" in relation to the Issuer Notes has the meaning set out in Schedule 4 to the Issuer Trust Deed;

"Final Maturity Date" means in respect of any Series and Class of Notes, the date specified as such for such Series and Class of Notes in the related Note Supplement;

"Final Repayment Date" means in relation to any Loan Tranche, the date specified as such for such Loan Tranche in the related Loan Tranche Supplement and in relation to the Global Intercompany Loan Agreement, the latest occurring Final Repayment Date of all Loan Tranches;

"Financial Year" means, in relation to the Master Issuer, Holdings, the Mortgages Trustee, Funding 2 and the Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"Floating Rate Interest Note" means an Issuer Note, the interest basis of which is specified in the applicable Note Supplement as being floating rate;

"Form of Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Funding 2 Program Date" means [o] January, 2005;



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"Global Intercompany Loan" means the loan made by the Master Issuer to Funding
2 on or about the Funding 2 Program Date pursuant to the Global Intercompany Loan Agreement;

"Global Intercompany Loan Agreement" means the global intercompany loan agreement dated on or about the Funding 2 Program Date between the Master Issuer, Funding 2, the Funding 2 Security Trustee and the Agent Bank;

"Global Intercompany Loan Event of Default" means the occurrence of a Funding 2 Intercompany Loan Event of Default, as specified in the Global Intercompany Loan Agreement;

"Global Note Certificates" means the note certificates representing the Issuer Notes in global form and "Global Note Certificate" means any one of them;

"Holder" or "holder" means, in relation to the Issuer Notes, the person in whose name an Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"Index Linked Interest Note" means an Issuer Note, the interest basis of which is specified in the applicable Note Supplement as being index linked interest;

"Individual Note Certificates" means the note certificates representing the Issuer Notes in definitive form;

"Interest Amounts" has the meaning given to it under Condition 4(B) of the Issuer Notes;

"Interest Determination Date" means [o];

"Interest Period" means in relation to each Series and Class of Issuer Notes,
(i) with respect to the first Payment Date, the period from and including the Interest Commencement Date for such Issuer Notes to but excluding such first Payment Date, and (ii) thereafter, with respect to each Payment Date, the period from and including the preceding Payment Date to but excluding such current Payment Date for such Issuer Notes;

"Issuer Account Bank" means either of the banks at which the Current Issuer Bank Accounts are maintained from time to time, being (i) in respect of the Issuer Transaction Account, the Issuer Transaction Account Bank; and (ii) in respect of the Issuer GIC Account, the Issuer GIC Account Bank, or any other Authorised Entity appointed by the Master Issuer (with the prior written approval of the Issuer Security Trustee) in accordance with the Issuer Transaction Documents;

"Issuer Available Principal Receipts" means:

(1) prior to enforcement of the Issuer Security, in respect of any Payment Date, the sum calculated by the Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

         (a) all principal amounts repaid by Funding 2 to the Master Issuer under the Global Intercompany on that Payment Date; and

         (b) in so far as needed to make and Issuer Reserve Principal Payment, any amount available to be drawn under the Issuer Reserve Fund, less any amounts to be applied on the relevant Payment Date in payment of interest or expenses under the Issuer Pre-Enforcement Revenue Priority of Payments, plus any amounts to be credited to the Issuer Reserve Ledger under the Issuer Pre-Enforcement Principal Priority of Payments on the relevant Payment Date.



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"Issuer Available Revenue Receipts" means, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to the sum of:

(1) interest, fees and any other amount (excluding principal) paid by Funding 2 on the relevant Payment Date in respect of the Global Intercompany Loan;

(2) other net income of the Master Issuer including all amounts of interest received on the [Issuer UK Account] and the Issuer Transaction Account and/or any income from Authorised Investments, in each case to be received on or prior to such relevant Payment Date; and

(3) the amounts available to be drawn under the Issuer Reserve Fund, subject to any limits or conditions on the purposes for which the Issuer Reserve Fund may be utilised.

"Issuer Bank Account" means either of the Issuer Transaction Account, the Issuer GIC Account and also includes any additional or replacement bank account opened in the name of the Master Issuer from time to time with the prior written consent of the Issuer Security Trustee and the Rating Agencies;

"Issuer Bank Account Agreement" means the bank account agreement dated on or about the Funding 2 Program Date between the Master Issuer, the Issuer Cash Manager, the Issuer Account Banks and the Issuer Security Trustee as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

"Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Funding 2 Program Date between the Issuer Cash Manager, the Master Issuer and the Issuer Security Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

"Issuer Cash Management Services" means the services to be provided to the Master Issuer and the Issuer Security Trustee by the Issuer Cash Manager pursuant to the Issuer Cash Management Agreement;

"Issuer Cash Manager" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Master Issuer and the Issuer Security Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Master Issuer;

"Issuer Cash Manager Termination Event" means any of the events specified in paragraphs (a) through (c) of Clause 11.1 of the Issuer Cash Management Agreement;

"Issuer Charged Property" means the property, assets and undertakings of the Master Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Issuer Security Trustee for itself and for the Issuer Secured Creditors under the Issuer Deed of Charge or any other Issuer Transaction Document;

"Issuer Conditions" or "Issuer Terms and Conditions" means the terms and conditions to be endorsed on the Issuer Notes, substantially in the form set out in Schedule 3 to the Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;



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"Issuer Corporate Services Agreement" means the corporate services agreement entered into on or before the Funding 2 Program Date between, inter alia, the Issuer Corporate Services Provider, Holdings, the Issuer Post Enforcement Call Option Holder, the Master Issuer and Northern Rock for the provision by the Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Issuer Post Enforcement Call Option Holder and the Master Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Issuer Transaction Documents;

"Issuer Corporate Services Provider" means in relation to any of the Master Issuer, Holdings or the Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Issuer Corporate Services Agreement;

"Issuer Deed of Charge" means the deed of charge entered into on or about the Funding 2 Program Date between the Master Issuer, the Note Trustee, the Issuer Security Trustee, the Issuer Corporate Services Provider, the Issuer Account Banks, the Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Issuer Transaction Documents;

"Issuer Enforcement Notice" means a notice served by the Note Trustee for the enforcement of the Issuer Security;

"Issuer Event of Default" means an Issuer Note Event of Default;

"Issuer Note Event of Default" means [o];

"Issuer Expense Sub-Ledger" means the sub-ledger of the Issuer Revenue Ledger relating to certain expenses of the Master Issuer;

"Issuer GIC Account" means the account in the name of the issuer held at Northern Rock and maintained subject to the terms of the Issuer Guaranteed Investment Contract, the Issuer Bank Account Agreement, the Issuer Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Issuer Security Trustee;

"Issuer GIC Account Mandate" means the account mandate of the Master Issuer for the Issuer GIC Account;

"Issuer GIC Provider" means Northern Rock or any other person or persons as are for the time being the Issuer GIC Provider under the applicable Issuer Guaranteed Investment Contract;

"Issuer Guaranteed Investment Contract" means the guaranteed investment contract entered into on the Funding 2 Program Date, as amended, restated, supplemented or otherwise modified from time to time, among the Master Issuer, the Issuer GIC Provider and others, under which the Issuer GIC Provider agrees to pay the Master Issuer a guaranteed rate of interest on the blance from time to time of the Issuer GIC Account;

"Issuer Ledgers" means the Issuer Revenue Ledger, the Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Issuer Note Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Issuer Cash Management Agreement;

"Issuer Liquidity Reserve Fund" means [o];



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"Issuer Liquidity Reserve Ledger" means [o];

"Issuer Master Definitions Schedule" means this master definitions schedule relating to the Master Issuer and the Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on or about the Funding 2 Program Date, as the same may be amended, restated and supplemented from time to time;

"Issuer Note Determination Date" means the Distribution Date immediately preceding each Payment Date;

"Issuer Note Event of Default" means an event of default under the provisions of the Issuer Notes;

"Issuer Notes" means all of the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes of the Master Issuer or any of them as the context may require;

"Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement to be entered into on or about the Funding 2 Program Date between, inter alios, the Master Issuer, the Note Trustee, the Issuer Security Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Master Issuer from time to time in accordance with the Transaction Documents;

"Issuer Post-Enforcement Call Option Agreement" means the post-enforcement call option agreement to be entered into on or about the Funding 2 Program Date between the Master Issuer, the Issuer Post-Enforcement Call Option Holder and the Note Trustee;

"Issuer Post-Enforcement Call Option Holder" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Issuer
Post-Enforcement Call Option Agreement;

"Issuer Post-Enforcement Priority of Payments" means the order of priority of payments in which Issuer Available Revenue Receipts, Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Master Issuer or the Issuer Security Trustee or any Receiver will be applied following enforcement of the Issuer Security and as set out in Schedule 2 to the Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Issuer Transaction Documents);

"Issuer Potential Note Event of Default" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Issuer Note Event of Default;

"Issuer Pre-Enforcement Principal Priority of Payments" means the order of priority of payments in which the Issuer Available Principal Receipts will be applied until enforcement of the Issuer Security as set out in Schedule 2 to the Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Issuer Pre-Enforcement Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"Issuer Principal Ledger" means the ledger on which the Issuer Cash Manager records Issuer Available Principal Receipts received and paid out by the Master Issuer;



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"Issuer Principal Receipts" means on any Payment Date principal amounts repaid by Funding 2 in respect of the Global Intercompany Loan on such Payment Date;

"Issuer Priority of Payments" means, as applicable, any of the Issuer Pre-Enforcement Revenue Priority of Payments, the Issuer Pre-Enforcement Principal Priority of Payments or the Issuer Post-Enforcement Priority of Payments;

"Issuer Reserve Fund" means the reserve fund established in the name of the Master Issuer as required under the terms of the Global Intercompany Loan on the Funding 2 Program Date in an amount not exceeding the Issuer Reserve Required Amount;

"Issuer Reserve Ledger" means a ledger maintained by the Issuer Cash Manager in the name of Funding 2 to record the amount credited to the Issuer Reserve Fund held by Funding 2 in respect of the Master Issuer on the Funding 2 Program Date, and subsequent withdrawals and deposits in respect of the Issuer Reserve Fund;

"Issuer Reserve Minimum Amount" means, on any date and subject to amendment, is the product of (a) one per cent. and (b) the aggregate Principal Amount Outstanding of the Issuer Notes (including Principal Amount Outstanding of Issuer Notes issued on such date);

"Issuer Reserve Principal Payment" means, either:

(a) prior to the occurrence of a trigger event, repayment of principal due and payable in respect of the original bullet redemption notes (which are class A notes); or

(b) on or after the occurrence of a trigger event, repayment of principal due and payable in respect of the original bullet redemption notes (which are class A notes) on their respective final maturity dates only.

"Issuer Reserve Required Amount" means, on any date, the greater of: (a) the Issuer Reserve Minimum Amount; and (b) the Programme Reserve Required Amount less the amount standing to the credit of the Funding 2 Reserve Fund on such date (after taking account of amounts to be debited from and credit to the Funding 2 Reserve Fund on such date);

"Issuer Revenue Ledger" means the ledger maintained by the Issuer Cash Manager pursuant to the Issuer Cash Management Agreement to record the Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Account from time to time;

"Issuer Revenue Receipts" means for the Master Issuer in respect of any Payment Date an amount equal to the sum of:

[(1) interest, fees and any other amount (not including principal), if any, paid by Funding 2 on such Payment Date under the terms of the Global Intercompany Loan Agreement;

(2) other net income of the Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Issuer in the purchase of one or more replacement hedge transactions) received by the Issuer under the Issuer Swap Agreements;

(3) interest received on the Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date,



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(in each case for the avoidance of doubt not including amounts received in respect of principal);]

"Issuer Secured Creditors" means the Issuer Security Trustee (and any Receiver appointed pursuant to the Issuer Deed of Charge), the Note Trustee, the Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Banks, the Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders;

"Issuer Secured Obligations" means any and all of the monies, obligations and liabilities which the Master Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Issuer Deed of Charge and all other amounts owed by it to the Issuer Secured Creditors under and pursuant to the Issuer Transaction Documents;

"Issuer Security" means the security granted by the Master Issuer under or pursuant to the Issuer Deed of Charge in favour of the Issuer Security, Trustee for the benefit of the Issuer Secured Creditors;

"Issuer Security Trustee" means The Bank of New York, whose principal office is at 48th Floor, One Canada Square, London E14 5AL, or such other persons and all other persons for the time being acting as the issuer security trustee or issuer security trustees pursuant to the Issuer Deed of Charge;

"Issuer Start-up Loan Provider" means Northern Rock, in its capacity as provider of the Start-up Loan and/or such other person or persons for the time being the lender under the Start-up Loan Agreement;

"Issuer Subscription Agreement" means an agreement supplemental to the Program Agreement (by whatever name called) in or substantially in the form set out in the Program Agreement or in such other form as may be agreed between the Master Issuer and the Dealers;

"Issuer Swap Agreements" means the ISDA Master Agreements, schedules thereto and confirmations thereunder relating to the Issuer Swaps to be entered into on or about each Closing Date, and any credit support annexes or other credit support documents entered into at any time, as amended from time to time, among the Master Issuer, the applicable Issuer Swap Provider, the Note Trustee and/or any Credit Support Provider and includes any additional and/or replacement Issuer Swap Agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

"Issuer Swap Agreements" means the ISDA Master Agreements, schedules thereto and confirmations thereunder relating to the Issuer Swaps to be entered into on or about each Closing Date, and any credit support annexes or other credit support documents entered into at any time, as amended from time to time, among the Master Issuer and the applicable Issuer Swap Provider and includes any additional and/or replacement Issuer Swap Agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

"Issuer Swap Collateral Accounts" means the accounts, if any, opened in the name of the Master Issuer for the purpose of holding Swap Collateral delivered to the Master Issuer and maintained in accordance with the Issuer Cash Management Agreement;

"Issuer Swap Collateral Ancilliary Documents" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Issuer Swap Agreements, the Issuer Cash Management Agreement and the Issuer Deed of Charge) as may be entered into by the Issuer from time to time in connection with the Issuer Swap Collateral;

"Issuer Swap Collateral Cash Account" means an account opened in the name of the Master Issuer form the purpose of holding Swap Collateral in cash and maintained in accordance with the terms of the Issuer Cash Management Agreement;

"Issuer Swap Collateral Ledger" means [o];

"Issuer Swap Collateral Securities Account" means a securities account opened in the name of the Master Issuer from the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Issuer Cash Management Agreement;

"Issuer Swap Excluded Termination Amount" means, in relation to an Issuer Swap Agreement an amount equal to:

(a) the amount of any termination payment due and payable to the relevant Issuer Swap Provider as a result of a Swap Provider Default in relation to such Issuer Swap Provider,

less

(b) the Swap Replacement Premium (if any) received by the Master Issuer upon entry by the Master Issuer upon entry by the Master Issuer into an agreement to replace such Issuer Swap Agreement which has terminated as a result of such Swap Provider Default;

"Issuer Swap Providers" means the institutions identified in respect of each Issuer Swap in the Note Supplement related to the relevant Series and Class of Issuer Notes;

"Issuer Swap Providers" means the institutions identified in respect of each Issuer Swap in the Note Supplement related to the relevant Series and Class of Issuer Notes;"Issuer Swaps" means the Sterling-specified Issuer Swaps which enable the Master Issuer to receive and pay amounts under the Global Intercompany Loan in Sterling and to receive and pay amounts under the Issuer Notes not denominated in Sterling in the applicable specified currency;

"Issuer Transaction Account" means the day to day bank account of the Master Issuer, held with the Issuer Transaction Account Bank, or any other account of the Master Issuer that may be opened, with the prior approval of the Issuer Security Trustee, after the Funding 2 Program Date, and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge;

"Issuer Transaction Account Mandate" means the account mandate of the Master Issuer for the Issuer Transaction Account;

"Issuer Transaction Document" means any of the following documents:

(a)      each Issuer Subscription Agreement;

(b)      each Issuer Underwriting Agreement;

(c)      the Issuer Deed of Charge;

(d)      [Deeds of Accession to the Issuer Deed of Charge];

(e)      each Issuer Swap Agreement;

(f)      the Issuer Trust Deed;

(g)      the Issuer Paying Agent and Agent Bank Agreement;

(h)      the Issuer Cash Management Agreement;

(i)      the Issuer Post-Enforcement Call Option Agreement;

(j)      the Issuer Bank Account Agreement;

(k)      the Issuer Notes;

(l)      the Issuer Corporate Services Agreement;

(m)      the Issuer Start-up Loan Agreement;

(n)      any Swap Collateral Ancillary Document; and

(o) each other document entered into or to be entered into by the Master Issuer pursuant to or in connection with any of the above documents (including any agreement entered into by the Master Issuer as a replacement of any of the above agreements upon the termination thereof);

"Issuer Trust Deed" means the trust deed entered into on or about the Funding 2 Program Date between the Master Issuer and the Note Trustee constituting the Issuer Notes;

"Issuer Underwriting Agreement" means the underwriting agreement relating to the sale of a Series or Class of US Notes among the Issuer and the Underwriters designated therein;

"Lead Managers" means the institutions specified in the Note Supplement relating to any Series and Class of Notes;

"Listed Notes" means each Series and Class of Issuer Notes which is admitted to the official list maintained by the UK Listing Authority and admitted to trading on the London Stock Exchange's market for listed securities;

"Loan Tranches" means the AAA Loan Tranches, the AA Loan Tranches, the A Loan Tranches, the BBB Loan Tranches and the BB Loan Tranches, being the advances made by the Master Issuer to Funding 2, pursuant to the Global Intercompany Loan Agreement, each being funded from proceeds received by the Master Issuer from the issue of a Series and Class of Issuer Notes;

"Loan Tranche Supplement" means, in relation to any Loan Tranche, the document between, amongst others, Funding 2 and the Master Issuer recording the principal terms of such Loan Tranche;

"Managers" means [o];

"Mandate" means either of the Issuer Transaction Account Mandate or the Issuer GIC Account Mandate and together, the "Mandates";

"Master Definitions Schedule" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"Master Issuer" means Granite Master Issuer plc, a company incorporated with limited liability under the laws of England and Wales, registered number 5250668;

"Note Acceleration Notice" means a notice served by the Note Trustee in relation to a Series and Class of Issuer Notes for the acceleration of the amounts outstanding in respect of such Series and Class of Issuer Notes following a Note Event of Default in respect of such Series and Class of Issuer Notes;

"Note Certificates" means any Global Note Certificates or Individual Note Certificates;

["Note Determination Date" means, in relation to the Issuer Notes, the Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;]

["Note Enforcement Notice" means, in relation to the Master Issuer, the Master Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;]

"Note Event of Default" means, in relation to the Master Issuer, an event of default under the provisions of the Issuer Notes, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"Note Principal Payment" means the amount of each principal payment payable on each Issuer Note;

"Note Supplement" means, as applicable, either (a) a prospectus supplement issued in relation to any Series of US Notes as a supplement to the Prospectus and giving details of such Series of US Notes; or (b) a pricing supplement issued in relation to any Series of Listed Notes as a supplement to the Offering Circular and giving details of such Series of Issuer Notes;

"Noteholders" means, in relation to the Issuer Notes, the holders of the Class A Notes, the Class B Notes, the Class M Notes, the Class D Notes or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"Notes" means, in relation to the Master Issuer, the Master Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"notice" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Issuer Notes, Condition 14 of the Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"Offering Circular" means, in relation to the Issuer Notes, the offering circular dated [o] January 2005 relating to the issue of the Reg S Notes (as supplemented by the Note Supplement relating to each Series and Class of Notes) and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"Officers' Certificate" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Issuer Trust Deed if and to the extent required by the provisions thereof;

"Opinion of Counsel" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Master Issuer or to an affiliate of the Master Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Master Issuer Trust Deed if and to the extent required by the provisions hereof;

"Original Bullet Redemption Note" means an Issuer Note which has, at any time, been a Bullet Loan Tranche, even if such Loan Tranche has subsequently become a Pass-Through Loan Tranche;

"Pass-Through Loan Tranche" means a Loan Tranche which has no specified repayment dates other than a Final Maturity Date. If a Trigger Event occurs or the Funding 2 Security or Issuer Security is enforced, then the Bullet Repayment [(other than the AAA Loan Tranche)], the Scheduled Repayment Loan Tranches and the Controlled Repayment Loan Tranches will be deemed to be Pass-Through Loan Tranches;

"Paying Agent and Agent Bank Agreement" means, in relation to the Master Issuer, the Master Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"Paying Agents" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"Payment Date" means:

(a) in respect of each Series and Class of Issuer Notes which are Fixed Rate Notes, such date or dates as indicated for such Issuer Notes in the applicable Note Supplement;

(b) in respect of each Series and Class of Issuer Notes which are Floating Rate Notes or Index Linked Interest Notes, either:

         (i) a date which falls thenumber of months or other period specified as the "specified period" for such Issuer Notes in the applicable Note Supplement after the preceding Payment Date or the Interest Commencement date (in the case of the first Payment Date); or

         (ii) such date or dates as indicated for such Issuer Notes in the applicable Note Supplement; and

(c) in respect of each Loan Tranche, such date or dates as indicated in the related Loan Tranche Supplement;

"Pool Factor".  Not applicable to this transaction;

"Potential Issuer Event of Default" has the same meaning as "Potential Note Event of Default";

"Potential Note Event of Default" means [o];

"Preliminary Offering Circular" means, in relation to the Current Issuer Notes, the preliminary offering circular dated [o] January 2005 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"Preliminary Prospectus" means, in relation to the Issuer Notes, the preliminary prospectus dated [o] January 2005 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"Principal Amount Outstanding" in relation to the Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Principal Paying Agent" means in relation to the Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"Programme Agreement" means the agreement entered into on or around the Funding 2 Program Date, as amended from time to time, between the Master Issuer, [Funding 2] and the dealers named therein (or deemed named therein);

"Programme Limit" means [o];

"Programme Master Definitions Schedule" means the programme master definitions schedule dated [o] January 2005, signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP;

"Programme Reserve Required Amount" means as of any Date of Determination, an amount calculated as the product of (a) the Programme Reserve Required Percentage and (b) the Principal Amount Outstanding of the Global Intercompany Loan (including the Principal Amount Outstanding of any Loan Tranche (or the increase in the Principal Amount Outstanding of any existing Loan Tranche) that is made on such date);

"Programme Reserve Required Percentage" means on any date, the percentage specified as such (subject to amendment) in the most recent Note Supplement;

"Programme" means the asset-backed note programme established by or otherwise contemplated in the [Programme Agreement] and the Issuer Trust Deed;

"Prospectus" means, in relation to the Issuer Notes, the prospectus dated [o] January 2005 relating to the issue of US Notes as supplemented by the Note Supplement relating to each Series and Class of Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"Proxy" has the meaning specified in Schedule 4 to the Issuer Trust Deed;

"Rate of Interest" means in relation to any Series and Class of Issuer Notes, the rate or rates (expressed as a percentage per annum) on interest payable in respect of such Issuer Notes specified in the applicable Note Supplement or calculated and determined in accordance with the applicable Note Supplement, and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Rating Agencies" means S&P, Moody's and Fitch, and "Rating Agency" means any of them;

"Reasonable Prudent Mortgage Lender" or "reasonable prudent mortgage lender" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England, Wales and Scotland who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"Record Date" means the fifteenth day before the due date for any payment on the Issuer Notes;

"Reference Banks" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc or any bank that replaces such bank;

"Reference Lenders" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Reference Rate" means in respect of any Series and Class of Issuer Notes, the price specified as such in the applicable Note Supplement;

"Reg S Global Note Certificates" means the note certificates representing the [o] Notes while in global form;

"Reg S Individual Note Certificate" means [o];

"Reg S Notes" means, the Issuer Notes admitted to the official list maintained by the UK Listing Authority and admitted to trading on the London Stock Exchange's market for listed securities (but not including the US Notes);

"Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"Registrar" in respect of the Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Master Issuer to maintain the Register;

"Registration Statement" means the registration statement on Form S-11 (No. [o]) as filed with the SEC;

"Regulation S Legend" has the meaning given to it in Section 16 of Schedule 2 to the Issuer Paying Agent and Agent Bank Agreement;

"Regulations" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the Issuer Paying Agent and Agent Bank Agreement;

"Relevant Note" has the meaning specified in Schedule 4 to the Issuer Trust
Deed;

"Representative" has the meaning specified in Schedule 4 to the Issuer Trust
Deed;

"Scheduled Repayment Dates" means the Payment Dates specified as such for any Scheduled Repayment Loan Tranche set out in the applicable Loan Tranche Supplement;

"Scheduled Repayment Loan Tranche" means any Loan Tranche scheduled to be repaid in full in [two or more] installments on Scheduled Repayment Dates. Scheduled Repayment Loan Tranches will be deemed to be Pass-Through Loans if:

(a) a Trigger Event occurs;

(b) the Funding 2 Security is enforced; or

(c) the Issuer Security is enforced.

"Security Documents" means the Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge, the Funding 2 Deed of Charge and any Deed of Accession entered into pursuant to the Funding 2 Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"Series" means all classes of Issuer Notes issued on a given day and any class of Issuer Notes issued on any other day which: (a) is expressed to be consolidated; and (b) is identical in all respects (including as to listing) except for Closing Date, Interest Commencement Date and issue price, with any class of Issuer Notes issued on such given day;

"Series and Class" means a particular class of Issuer Notes of a given Series, or if a class of Issuer Notes comprises of more than one sub-class, then references to "Series and Class" will refer to a particular sub-class within such class;

"Specified Currency" has the meaning given to it in the relevant Note
Supplement;

"Specified Currency Swap Rate" means [o];

"Specified Currency Exchange Rate" means, in relation to a Series and Class of Issuer Notes, the exchange rate specified in the Issuer Swap Agreement relating to such Series and Class of Issuer Notes or, if the Issuer Swap Agreement has been terminated, the applicable spot rate;

"Specified Denomination" means, in respect of any Series and Class of Issuer Notes, the denomination specified as such in the applicable Note Supplement;

"Specified Office" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Master Issuer and the Note Trustee pursuant to the Issuer Paying Agent and Agent Bank Agreement;

"Start-up Loan" means the start-up loan that the Start-up Loan Provider shall make available to the Master Issuer pursuant to the Start-up Loan Agreement;

"Start-up Loan Agreement" means the agreement entered into on or about the Funding 2 Program Date between the Master Issuer, the Issuer Start-up Loan Provider and the Issuer Security Trustee relating to the provision of the Issuer Start-up Loan to the Master Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Issuer Transaction Documents;

"Start-up Loan Tranche" or "Start-up Loan Tranches" means each loan made by a Start-up Loan Provider to the Master Issuer under a Start-up Loan Agreement, and collectively, the "Start-up Loans";

"Step-up Date" means in respect of any Loan Tranche and the related Series and Class of Issuer Notes, the Payment Date in respect of a Series and Class of Issuer Notes on which the interest rate on those Issuer Notes increases by a predetermined amount following the payment made by the Master Issuer on such Payment Date, which date for any Loan Tranche or Series and Class of Issuer Notes will be specified in the Note Supplement for the relevant Issuer Notes;

"Subordinated Principal Test".  Not applicable to this transaction;

"Swap Collateral" means, at any time, any asset (including without limitation, Cash and/or securities) which is paid or transferred by an Issuer Swap Provider to the Master Issuer or to Funding 2, as applicable, as collateral to secure the performance by such Issuer Swap Provider of its obligations under the relevant Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

"Swap Collateral Account" means an account opened in the name of the Master Issuer and/or Funding 2, as applicable, for the purpose of holding Swap Collateral and maintained in accordance with the Issuer Cash Management Agreement or the Cash Management Agreement, as applicable;

"Swap Collateral Ancillary Document" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Issuer Swap Agreements, the Issuer Cash Management Agreement and the Issuer Deed of Charge) as may be entered into by the Master Issuer from to time in connection with Swap Collateral;

"Swap Collateral Cash Account" means an account opened in the name of the Master Issuer for the purpose of holding Swap Collateral in Cash and maintained in accordance with the terms of the Issuer Cash Management Agreement;

"Swap Collateral Ledger" means the ledger and any sub-ledgers maintained by the Issuer Cash Manager in the books of the Master Issuer in accordance with [Clause 4.8 (Swap Collateral)] of the Issuer Cash Management Agreement;

"Swap Replacement Premium" means any payment received from a replacement swap providers upon entry into an agreement with such replacement swap provider replacing a Swap Agreement;

"Tax Credit" has the meaning, where applicable, given to it in each Issuer Swap Agreement;

"Telerate Page No. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"Transaction Document" means any of the following documents:

         (a)      the Programme Agreement;

         (b)      the Global Intercompany Loan Agreement;

         (c)      the Mortgages Trust Deed;

         (d)      the Controlling Beneficiary Deed;

         (e)      the Mortgage Sale Agreement;

         (f)      each Deed of Accession to the Funding 2 Deed of Charge;

         (g)      the Funding 2 Deed of Charge;

         (h)      the Funding 2 Basis Rate Swap Agreement;

         (i)      the Administration Agreement;

         (j)      the Cash Management Agreement;

         (k)      the Funding 2 Guaranteed Investment Contract;

         (l)      the Mortgages Trustee Guaranteed Investment Contract;

         (m)      the Bank Account Agreement;

         (n)      the Funding 2 Bank Account Agreement;

         (o)      the Stand-By Bank Account Agreement;

         (p)      the Collection Bank Agreement;

         (q)      the Master Definitions Schedule;

         (r)      each Start-Up Loan Agreement;

         (s)      the Corporate Services Agreement;

         (t)      the Issuer Transaction Documents; and

         (u) any other deeds of accession or supplemental deeds relating to any such documents.

"Transfer Agent" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Master Issuer Notes, or such other person for the time being acting as Transfer Agent under the Master Issuer Paying Agent and Agent Bank Agreement;

"Trust Deed" means, in relation to the Master Issuer, the Master Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer;

"Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"Underwriters" means, the institutions specified in the Note Supplement relating to any Series and Class of Notes;

"US Global Note Certificates" means the Global Note Certificates relating to a Series and Class of US Notes;

"US Individual Note Certificates" means the Individual Note Certificates relating to a Series and Class of US Notes;

"US Notes" means, any Series of the Class A, Class B, Class M and Class C Notes which are registered in the United States under the Securities Act;

"US Paying Agent" means Citibank N.A. acting through its New York office as paying agent in the United States of America; and

"Zero Coupon Note" means an Issuer Note, the interest basis of which is specified in the applicable Note Supplement as being zero coupon;

2.       Interpretation and Construction

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

         "agreed form" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

         the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

         the "assignment" of any Mortgage Loan shall be construed, in relation to any Scottish Mortgage Loan and its Related Security, so as to include the transfer of the beneficial interest therein and/or the legal title thereto, and the terms "assign" and "assigned" shall in that context be construed accordingly;

         "disposal" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "dispose" shall be construed accordingly;

         a "guarantee" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

         "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

         "party" shall be construed as a party to a particular agreement, as the case may be;

         "subsidiary" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

         "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

         a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the "winding-up" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.1 "(GBP)", "sterling", "Sterling" or "pounds sterling" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(euro)", "euro" or "Euro" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the

         European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US dollars", "dollars" or "Dollars" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions
         Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

         (a) words denoting the singular number only shall include the plural number also and vice versa;

         (b) words denoting one gender only shall include the other genders;

         (c) words denoting persons only shall include firms and corporations and vice versa;

         (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

         (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

         (f) clause, paragraph and schedule headings are for ease of reference only;

         (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

         (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

         (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.       Governing Law

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1


                            STANDARD DOCUMENTATION

                                [TO BE UPDATED]

         Part 1 Documents Used in the Origination of any Mortgage Type




----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A          Mortgage Brochures
----------------------------------------------------------------------------------------------------------------
A1         Hard to beat - Mortgages - An Introduction      Dev 3  1.6.95     From 1 Jun 1995 to Apr 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A2         Hard to Beat - Keeping the Benefits Once        DEV 93            From 19 Jun 1995
           Your Mortgage Ends                              19.06.1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A3         Mortgages - A guide to costs                    Dev 143 1.7.95    From 1 Jul 1995 to Jul 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A4         Mortgages - A guide to costs                    Dev 143  14.7.95  From 14 Jul 1995 to Sep 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A5         Mortgages - A guide to costs                    Dev 143  4.9.95   From 4 Sep 1995 to Nov 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A6         Mortgages - A guide to costs                    Dev 143 30.11.95  From 30 Nov 1995 to Dec 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A7         Mortgages - A guide to costs                    Dev 143 13.12.95  From 13 Dec 1995 to Mar 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A8         Mortgages - A guide to costs                    Dev 143 8.3.96    From 8 Mar 1996 to Jun 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A9         Mortgages - A guide to costs                    Dev 143 10.6.96   From 10 Jun 1996 to Feb 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A10        Hard to Beat - Keeping the Benefits Once        DEV 93            From 1 Sept 1996
           Your Mortgage Ends                              01.9.1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A11        Mortgages - A guide to costs                    Dev 143 11.2.97   From 11 Feb 1997 to Mar 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A12        You and your mortgage - The Mortgage
           Code [Introductory leaflet]
----------------------------------------------------------------------------------------------------------------
A13        The Mortgage Code                               First Edition:    From Mar 1997
                                                           March 1997
----------------------------------------------------------------------------------------------------------------
A14        Mortgages - A guide to costs                    Dev 143 27.3.97   From 27 Mar 1997 to May 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A15        Hard to beat - Mortgages - An Introduction      Dev 3  10.4.97    From 10 Apr 1997 to Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A16        Mortgages - A guide to costs                    Dev 143 6.5.97    From 6 May 1997 to Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A17        Hard to beat - Mortgages - An Introduction      Dev 3  1.7.97     From 1 Jul 1997 to Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A18        Mortgages - A guide to costs - Hard to Beat     Dev 143 11.7.97   From 11 Jul 1997 to Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A19        Hard to beat - Mortgages - An Introduction      MAR 1  1.10.97    From 1 Oct 1997 to Dec 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A20        Mortgages - A guide to costs - Hard to Beat     MAR 2 1.10.97     From 1 Oct 1997 to Nov 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A21        Hard to Beat - Keeping the Benefits Once        MAR 9             From 1 Oct 1997
           Your Mortgage Ends                              01.10.1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A22        Mortgages - A guide to costs - Hard to Beat     MAR 2 12.11.97    From 12 Nov 1997 to Feb 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A23        Hard to beat - Mortgages - An Introduction      MAR 1 15.12.97    From 15 Dec 1997 to Feb 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A24        Hard to beat - Mortgages - An Introduction      MAR 1  12.2.98    From 12 Feb 1998 to Oct 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A25        Mortgages - A guide to costs - Hard to Beat     MAR 2 12.2.98     From 12 Feb 1998 to Jun 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A26        Hard to Beat - Keeping the Benefits Once Your   MAR 9             From 12 Feb 1998
           Mortgage Ends                                   12.2.1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A27        The Mortgage Code                               Second Edition:   From Apr 1998
                                                           April 1998
----------------------------------------------------------------------------------------------------------------
A28        Mortgages - A guide to costs - Hard to Beat     MAR 2/8267        From 17 Jun 1998 to Oct 1998
           Northern Rock plc                               17.6.98
----------------------------------------------------------------------------------------------------------------
A29        Hard to Beat - Keeping the Benefits Once Your   MAR 9/8375        From 1 Aug 1998
           Mortgage Ends                                   01.8.1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A30        Mortgages - A guide to costs - Hard to Beat     MAR 2/8528        From 8 Oct 1998 to Nov 1998
           Northern Rock plc                               8.10.98
----------------------------------------------------------------------------------------------------------------
A31        Hard to beat - Mortgages - An Introduction      MAR 1 23.10.98    From 23 Oct 1998 to Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A32        Mortgages - A guide to costs - Hard to Beat     MAR 2/8600        From 5 Nov 1998 to Jan 1999
           Northern Rock plc                               5.11.98
----------------------------------------------------------------------------------------------------------------
A33        Mortgages - A guide to costs - Hard to Beat     MAR 2/8729        From 7 Jan 1999 to Feb 1999
           Northern Rock plc                               7.1.99
----------------------------------------------------------------------------------------------------------------
A34        Mortgages - A guide to costs - Hard to Beat     MAR 2/8789        From 4 Feb 1999 to Apr 1999
           Northern Rock plc                               4.2.99
----------------------------------------------------------------------------------------------------------------
A35        Mortgages - An Introduction                     MAR 1  25.2.99    From 25 Feb 1999 to Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A36        Mortgages - A guide to costs - Hard to Beat     MAR 2/8923        From 13 Apr 1999 to Jun 1999
           Northern Rock plc                               13.4.99
----------------------------------------------------------------------------------------------------------------
A37        Mortgages - the details                         MAR 23/8958       From 16 Jun 1999 to Jan 2000
           Northern Rock plc                               16.6.99
----------------------------------------------------------------------------------------------------------------
A38        Mortgages - the costs                           MAR 244/8958      From 16 Jun 1999 to Jun 1999
           Northern Rock plc                               16.6.99
----------------------------------------------------------------------------------------------------------------
A39        Mortgages - the costs                           MAR 244/9115      From 28 Jun 1999 to Nov 1999
           Northern Rock plc                               28.6.99
----------------------------------------------------------------------------------------------------------------
A40        Mortgages - the costs                           MAR 244/9489      From 9 Nov 1999 to Jan 2000
           Northern Rock plc                               9.11.99
----------------------------------------------------------------------------------------------------------------
A41        Mortgages - the details                         MAR 235/9611      From 4 Jan 2000 to May 2000
           Northern Rock plc                               4.1.2000
----------------------------------------------------------------------------------------------------------------
A42        Mortgages - the costs                           MAR 244/9679      From 17 Jan 2000 to Mar 2000
           Northern Rock plc                               17.1.2000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A43        Be straight with me - Mortgage costs in black   MAR 244/9815      From 4 Mar 2000 to Apr 2000
           and white                                       4.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A44        Safe & Sure - Keeping the Benefits Once Your    MAR 9/9895        From 14 Mar 2000
           Mortgage Ends                                   14.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A45        Be straight with me - Mortgage costs in black   MAR 244/10029     From 27 Apr 2000 to Jan 2001
           and white                                       27.4.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A46        Give me the facts - Mortgage details explained  MAR 235/9666 and  From 1 May 2000 to Oct 2000
           Northern Rock plc                               5.2000
----------------------------------------------------------------------------------------------------------------
A47        Give me a choice - Mortgage deals to suit       MAR 236/10198     From 28 Jun 2000 to Aug 2000
           everyone                                        and 28.6.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A48        Give me a choice - Mortgage deals to suit       MAR 236/10332     From 4 Aug 2000
           everyone                                        4.8.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A49        Give me the facts - Mortgage details explained  MAR 235/10554     From Oct 2000 to Jan 2001
           Northern Rock plc                               and 10.2000
----------------------------------------------------------------------------------------------------------------
A50        Give me the facts                               MAR 235/10899     From 10 Jan 2001 to Sep 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A51        Be straight with me - Mortgage costs in black   MAR 244/10868     From 10 Jan 2001 to Feb 2001
           and white                                       10.1.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A52        Be straight with me - Mortgage costs in black   MAR 244/10998     From 8 Feb 2001 to Apr 2001
           and white                                       8.2.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A53        Be straight with me - Mortgage costs in black   MAR 244/11170     From 5 Apr 2001 to May 2001
           and white                                       5.4.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A54        Be straight with me - Mortgage costs in black   MAR 244/11281     From 10 May 2001 to Aug 2001
           and white                                       10.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A55        Be straight with me - Mortgage costs in black   MAR 244/11592     From 2 Aug 2001 to Sep 2001
           and white                                       2.8.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A56        Give me the facts                               MAR 235/11679     From 3 Sep 2001
           Northern Rock plc                               3.9.2001
----------------------------------------------------------------------------------------------------------------
A57        Be straight with me - Mortgage costs in black   MAR 244/11592     From 3 Sep 2001 to Sep 2001
           and white                                       3.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A58        Be straight with me - Mortgage costs in black   MAR 244/11807     From 19 Sep 2001 to Oct 2001
           and white                                       19.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A59        Be straight with me - Mortgage costs in black   MAR 244/11855     From 4 Oct 2001 to Nov 2001
           and white                                       4.10.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A60        Be straight with me - Mortgage costs in black   MAR 244/11973     From 8 Nov 2001
           and white                                       8.11.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A61        Safe & Sure - Keeping the Benefits Once Your    MAR 9/12119       From 12 Dec 2001
           Mortgage Ends                                   12.12.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A62        Give me the facts                               MAR 235/12189     From 9 Jan 2002
           Northern Rock plc                               9.1.2002
----------------------------------------------------------------------------------------------------------------
A63        All you need to know about mortgages            MAR 235/12275     From 21 Jan 2002
           Northern Rock plc                               21.1.2002
----------------------------------------------------------------------------------------------------------------
A64        Be straight with me - Mortgage costs in black   MAR 244/12486     From 1 Apr 2002
           and white                                       1.4.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A65        All you need to know about mortgages            MAR 235/12537     From 9 May 2002
           Northern Rock plc                               9.5.2002
----------------------------------------------------------------------------------------------------------------
A66        Be straight with me - Mortgage costs in black   MAR 244/12539     From 9 May 2002
           and white                                       9.5.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A67        Be straight with me - Mortgage costs in black   MAR 244/12859     From 26 Jul 2002
           and white                                       26.7.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A68        All you need to know about mortgages            MAR 235/13039     From 10 Oct 2002
           Northern Rock plc                               10.10.2002
----------------------------------------------------------------------------------------------------------------
A69        I want a shorter mortgage, and I want           MAR 617/13070     From 10 Oct 2002
           guarantees - Mortgages Guaranteed Repayment     10.10.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A70        Be straight with me - Mortgage costs in black   MAR 244/12123     From 10 Oct 2002
           and white                                       10.10.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A71        Hard to Beat - Keeping the Benefits Once Your   MAR 9             From 1 Oct 1997
           Mortgage Ends                                   01.10.1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A72        Mortgage costs in black and white               MAR 244/13280     From 6 Jan 2003
           Northern Rock plc                               06.01.2003
----------------------------------------------------------------------------------------------------------------
A73        All you need to know about Mortgages            MAR 235/13279     From 9 Jan 2003
           Northern Rock plc                               09.01.2003
----------------------------------------------------------------------------------------------------------------
A74        I want a shorter mortgage, and guarantee        MAR 617/13371     From 10 Jan 2003
----------------------------------------------------------------------------------------------------------------
A75        Mortgage costs in black and white               MAR 244/13437     From 27 Jan 2003
           Northern Rock plc                               27.01.2003
----------------------------------------------------------------------------------------------------------------
A76        Mortgage costs in black and white               MAR 244/13501     From 8 Feb 2003
           Northern Rock plc                               08.02.2003
----------------------------------------------------------------------------------------------------------------
A77        Mortgages - safe and sure - keep the benefits   MAR 9/12337       Valid until further notice
           once your mortgage is paid off                  1.3.2003          1.2.2003
----------------------------------------------------------------------------------------------------------------
A78        Mortgage Deals to Suit Everyone - Update 18     MAR 236           Valid until further notice -
           June 2003                                       18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
A79        I want a Shorter Mortgage, and I want           MAR 617/13538     Valid until further notice -
           Guarantees                                      18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
A80        What's it going to Cost?                        MAR 302           Valid until further notice -
                                                           18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
A81        I want to Buy to Let                            MAR 466/13927     Valid until further notice -
                                                           18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
A82        Intermediaries - Mortgage Product Update -      MAR 035           Valid until further notice -
           No. 6                                           18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A83        Mortgage Costs in Black and White               MAR 244/14005     Valid until further notice -
                                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A84        Mortgage Deals to Suit Everyone - Update 14     MAR 236           Valid until further notice -
           July 2003                                       14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A85        I want a Shorter Mortgage, and I want           MAR 617/14008     Valid until further notice -
           Guarantees                                      14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A86        I want to Buy to Let                            MAR 466/14007     Valid until further notice -
                                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A87        What's it going to Cost?                        MAR 302           Valid until further notice -
                                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A88        Intermediaries - Mortgage Product Update -      MAR 035/14031     Valid until further notice -
           No. 7                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A89        Mortgage Costs in Black and White               MAR 244/14055     Valid until further notice -
                                                           25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A90        Mortgage Deals to Suit Everyone - Update 25     MAR 236           Valid until further notice -
           July 2003                                       25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A91        I want to Buy to Let                            MAR 466/14056     Valid until further notice -
                                                           25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A92        What's it going to Cost?                        MAR 302           Valid until further notice -
                                                           25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A93        Intermediaries - Mortgage Product Update -      MAR 035/14031     Valid until further notice -
           No. 8                                           25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A94        Mortgage Deals to Suit Everyone - Update 8      MAR 236           Valid until further notice -
           August 2003                                     8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
A95        I want to Buy to Let                            MAR 466/14133     Valid until further notice -
                                                           8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
A96        What's it going to Cost?                        MAR 302           Valid until further notice -
                                                           8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
A97        Intermediaries - Mortgage Product Update -      MAR 035/14104     Valid until further notice -
           No. 9                                           8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
A98        All you need to know about mortgages            MAR 235/13729     Valid until further notice -
                                                           1.5.2003          1.5.2003
----------------------------------------------------------------------------------------------------------------
A99        Intermediaries - Mortgage Product Update No.    MAR 035/14201     Valid 9.9.2003
----------------------------------------------------------------------------------------------------------------
A100       Mortgage Deals to Suit Everyone - Update 9th    MAR 236           Valid until further notice
           September 2003                                                    9.9.2003
----------------------------------------------------------------------------------------------------------------
A101       Intermediaries - Mortgage Product Update        MAR 035/14374     Valid 14.10.2003
           No. 11
----------------------------------------------------------------------------------------------------------------
A102       Mortgage Deals to Suite Everyone - Update       MAR 236           Valid until further notice
           14th October 2003                                                 14.10.2003
----------------------------------------------------------------------------------------------------------------
A103       Mortgage Costs in Black and White               MAR 244/14379     Valid until further notice -
                                                                             14.10.2003
----------------------------------------------------------------------------------------------------------------
A104       Mortgage costs in black and white               MAR 690/14451     Valid until further notice -
           Northern Rock plc                                                 14 Oct 2003
----------------------------------------------------------------------------------------------------------------
A105       Mortgage Deals to Suit Everyone - Update 14th   MAR 236           Valid until further notice - 14
           October 2003                                                      Oct 2003
----------------------------------------------------------------------------------------------------------------
A106       Home Equity Release - All you need to know      MAR 329/14399     Valid until further notice - 14
           about Home Equity Release Mortgages                               Oct 2003
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A107       Home Equity Release - All you need to know      MAR 329/14560     Valid until further notice - 17
           about Home Equity Release Mortgages                               Nov 2003
----------------------------------------------------------------------------------------------------------------
A108       A Guide to your Mortgage Statement              MAR 702/14552     Valid until further notice - 17
                                                                             Nov 2003

           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A109       Mortgage costs in black and white               MAR 244/14565     Valid until further notice - 17
           Northern Rock plc                                                 Nov 2003
----------------------------------------------------------------------------------------------------------------
A110       Keep the benefits once your mortgage            MAR 9/14105       Valid until further notice - 17
           is paid off                                                       Nov 2003

           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A111       Mortgage Deals to Suit Everyone - Update 17th   MAR 236           Valid until further notice - 17
           November 2003                                                     Nov 2003
----------------------------------------------------------------------------------------------------------------
A112       All you need to know about Mortgages            MAR 235/14462     Valid until further notice -   1
                                                                             Dec 2003

           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A113       Mortgage costs in black and white               MAR 244/14638     Valid until further notice -   9
           Northern Rock plc                                                 Dec 2003
----------------------------------------------------------------------------------------------------------------
A114       Mortgage costs in black and white               MAR 244/14709     Valid until further notice - 17
           Northern Rock plc                                                 Dec 2003
----------------------------------------------------------------------------------------------------------------
A115       Mortgage Deals to Suit Everyone - Update 17th   MAR 236           Valid until further notice - 17
           December 2003                                                     Dec 2003
----------------------------------------------------------------------------------------------------------------
A116       Home Equity Release - A Cash Lump Sum or        MAR 328/14598     Valid until further notice - Dec
           Monthly Cash Release                                              2003
----------------------------------------------------------------------------------------------------------------
A117       Fees and Charges - Mortgages                    MAR 713/14719     Valid from -  -     1 Jan 2004

           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A118       Home Equity Release - All you need to know      MAR 329/14827     Valid until further notice - 20
           about Home Equity Release Mortgages                               Jan 2004
----------------------------------------------------------------------------------------------------------------
A119       Home Equity Release - You've looked after       MAR 503/14700     Feb 2004
           your home. Now let it look after you.
----------------------------------------------------------------------------------------------------------------
A120       Home Equity Release - Product Detail Summary    MAR 545           Feb 2004
----------------------------------------------------------------------------------------------------------------
A121       Home Equity Release - All you need to know      MAR 329/14973     Valid until further notice - 16
           about Home Equity Release Mortgages                               Feb 2004
----------------------------------------------------------------------------------------------------------------
A122       Mortgage Deals to Suit Everyone - Update 16th   MAR 236           Valid until further notice - 16
           February 2004                                                     Feb 2004
----------------------------------------------------------------------------------------------------------------
A123       All you need to know about Mortgages            MAR 235/1484      Valid until further notice - 26
                                                                             Feb 2004

           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A124       Mortgage Deals to Suit Everyone - Update 9th    MAR 693           Valid until further notice - 9
           March 2004                                                        Mar 2004
----------------------------------------------------------------------------------------------------------------
A125       Mortgage Deals to Suit Everyone - Update 25th   MAR 236           Valid until further notice - 25
           March 2004                                                        Mar 2004
----------------------------------------------------------------------------------------------------------------
A126       Home Equity Release - A Cash Lump Sum or        MAR 726/15148     Valid until further notice - Apr
           Monthly Cash Release                                              2004
----------------------------------------------------------------------------------------------------------------
A127       Mortgage Deals to Suit Everyone - Update 16th   MAR 693           Valid until further notice - 16
           April 2004                                                        Apr 2004
----------------------------------------------------------------------------------------------------------------
A128       Mortgage Deals to Suit Everyone - Update 21     MAR 693           Valid until further notice - 21
           April 2004                                                        Apr 2004
----------------------------------------------------------------------------------------------------------------
A129       I want more from you                            MAR 621/15340     Valid until further notice - May
                                                                             2004
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A130       All you need to know about Mortgages            MAR 235/13729     Valid until further notice - 1
                                                                             May 2004
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A131       You've looked after your home. Now let it       MAR 494/11889     No date
           look after you.

           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A132       Mortgage deals to suit everyone                 MAR 693           07.05.2004
----------------------------------------------------------------------------------------------------------------
A133       Secured loans costs in black and white          MAR 4/15459       Valid until further notice -
                                                                             12.5.04
----------------------------------------------------------------------------------------------------------------
A134       I just want to be sure                          MAE 8/14450       Valid until further notice - May
                                                                             2004
----------------------------------------------------------------------------------------------------------------
A135       Mortgage costs in black and white               MAR 690/15807     Valid until further notice - 12
                                                                             May 2004
----------------------------------------------------------------------------------------------------------------
A136       Mortgage deals to suit everyone                 MAR 693           12.05.2004
----------------------------------------------------------------------------------------------------------------
A137       Mortgage deals to suit everyone                 MAR 236           2.6.2004
----------------------------------------------------------------------------------------------------------------
A138       I just want to be sure                          MAE 741/15511     Valid until further notice - June
                                                                             2004
----------------------------------------------------------------------------------------------------------------
A139       Secured loans costs in black and white          MAR 4/15459       Valid until further notice - 9
                                                                             June 2004
----------------------------------------------------------------------------------------------------------------
A140       Mortgage costs in black and white               MAR 244/15685     Valid until further notice - 22
                                                                             June 2004
----------------------------------------------------------------------------------------------------------------
A141       Secured loans with a fixed rate                 MAR 125/15573     Valid until further notice - June
                                                                             2004
----------------------------------------------------------------------------------------------------------------
A142       It'll never happen to me                        MAR 742/1511      June 2004
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A143       Mortgage deals to suit everyone                 MAR 236           22.6.2004
----------------------------------------------------------------------------------------------------------------
A144       Mortgage costs in black and white               MAR 690/15877     Valid until further notice - 22
                                                                             June 2004
----------------------------------------------------------------------------------------------------------------
A145       Mortgage deals to suit everyone                 MAR 693           22.6.2004
----------------------------------------------------------------------------------------------------------------
A146       Mortgage deals to suit everyone                 MAR 694           2.6.2004
----------------------------------------------------------------------------------------------------------------
A147       Secured loan costs in black and white           MAR 4/15704       Valid until further notice - 1
                                                                             July 2004
----------------------------------------------------------------------------------------------------------------
A148       Mortgage costs in black and white               MAR 690/15988     Valid until further notice - 9
                                                                             July 2004
----------------------------------------------------------------------------------------------------------------
A149       Mortgage deals to suit everyone                 MAR 693           Valid until further notice - 09
                                                                             July 2004
----------------------------------------------------------------------------------------------------------------
A150       Mortgage deals to suit everyone - Update 16th   MAR 236           Valid until further notice - 9
           August 2004                                                       July 2004
----------------------------------------------------------------------------------------------------------------
A151       Mortgage deals to suit everyone                 MAR 236           Valid until further notice - 9
                                                                             July 2004
----------------------------------------------------------------------------------------------------------------
A152       Mortgage deals to suit everyone - Update 16th   MAR 236           Valid until further notice - 16
           August 2004                                                       August 2004
----------------------------------------------------------------------------------------------------------------
A153       Home Equity Release Mortgage                    MAR 726/15972     Valid until further notice -
                                                                             August 2004
----------------------------------------------------------------------------------------------------------------
A154       Secured loans with a fixed rate                 MAR 125/15985     Valid until further notice -
                                                                             August 2004
----------------------------------------------------------------------------------------------------------------
A155       Secured loans costs in black and white          MAR 4/15985       Valid until further notice - 01
                                                                             September 2004
----------------------------------------------------------------------------------------------------------------
A156       Mortgage costs in black and white               MAR 244/16009     Valid until further notice - 1
                                                                             September 2004
----------------------------------------------------------------------------------------------------------------
A157       Thinking of moving?                             MAR 740/14677     No date
----------------------------------------------------------------------------------------------------------------
B          Mortgage Summary Information - Borrowers                          (i.e. given to Borrowers dealing
                                                                             directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------
B1         Update 18th September 2000                      MAR 236           From 18 Sept 2000
                                                           18.9.2000
----------------------------------------------------------------------------------------------------------------
B2         Update 2nd October 2000                         MAR 236           From 02 Oct 2000
                                                           2.10.2000
----------------------------------------------------------------------------------------------------------------
B3         Update 22nd November 2000                       MAR 236           From 22 Nov 2000
                                                           22.11.2000
----------------------------------------------------------------------------------------------------------------
B4         Update 10th January 2001                        MAR 236           From 10 Jan 2001
                                                           10.1.2001
----------------------------------------------------------------------------------------------------------------
B5         Update 1st February 2001                        MAR 236           From 01 Feb 2001
                                                           1.2.2001
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
B6         Update 12th February 2001                       MAR 236           From 12 Feb 2001
                                                           12.2.2001
----------------------------------------------------------------------------------------------------------------
B7         Update 22nd February 2001                       MAR 236           From 22 Feb 2001
                                                           22.2.2001
----------------------------------------------------------------------------------------------------------------
B8         Update 6th April 2001                           MAR 236           From 06 Apr 2001
                                                           6.4.2001
----------------------------------------------------------------------------------------------------------------
B9         Update 10th May 2001                            MAR 236           From 10 May 2001
                                                           10.5.2001
----------------------------------------------------------------------------------------------------------------
B10        Update 22nd June 2001                           MAR 236           From 22 June 2001
                                                           22.6.2001
----------------------------------------------------------------------------------------------------------------
B11        Update 2nd August 2001                          MAR 236           From 02 Aug 2001
                                                           2.8.2001
----------------------------------------------------------------------------------------------------------------
B12        Update 3rd September 2001                       MAR 236           From 03 Sept 2001
                                                           3.9.2001
----------------------------------------------------------------------------------------------------------------
B13        Update 19th September 2001                      MAR 236           From 19 Sept 2001
                                                           19.9.2001
----------------------------------------------------------------------------------------------------------------
B14        Update 4th October 2001                         MAR 236           From 04 Oct 2001
                                                           4.10.2001
----------------------------------------------------------------------------------------------------------------
B15        Update 5th December 2001                        MAR 236           From 05 Dec 2001
                                                           5.12.2001
----------------------------------------------------------------------------------------------------------------
B16        Update 7th January 2002                         MAR 236           From 07 Jan 2002
                                                           7.1.2002
----------------------------------------------------------------------------------------------------------------
B17        Update 15th January 2002                        MAR 236           From 15 Jan 2002
                                                           15.1.2002
----------------------------------------------------------------------------------------------------------------
B18        Update 25th January 2002                        MAR 236           From 25 Jan 2002
                                                           25.1.2002
----------------------------------------------------------------------------------------------------------------
B19        Update 9th February 2002                        MAR 236           From 9 Feb 2002
                                                           09.2.2002
----------------------------------------------------------------------------------------------------------------
B20        Update 20th March 2002                          MAR 236           From 20 Mar 2002
                                                           20.3.2002
----------------------------------------------------------------------------------------------------------------
B21        Update 10th May 2002                            MAR 236           From 10 May 2002
                                                           10.5.2002
----------------------------------------------------------------------------------------------------------------
B22        Update 26th July 2002                           MAR 236           From 26 Jul 2002
                                                           26.7.2002
----------------------------------------------------------------------------------------------------------------
B23        Update 7th August 2002                          MAR 236           From 7 Aug 2002
                                                           07.8.2002
----------------------------------------------------------------------------------------------------------------
B24        Update 30th August 2002                         MAR 236           From 30 Aug 2002
                                                           30.8.2002
----------------------------------------------------------------------------------------------------------------
B25        Update 21st October 2002                        MAR 236           From 21 Oct 2002
                                                           21.10.2002
----------------------------------------------------------------------------------------------------------------
B26        Update 8th November 2002                        MAR 236           From 8 Nov 2002
                                                           08.11.2002
----------------------------------------------------------------------------------------------------------------
B27        Update 27th November 2002                       MAR 236           From 27 Nov 2002
                                                           27.11.2002
----------------------------------------------------------------------------------------------------------------
B28        Update 10th Jan 2003                            MAR 236           From 10 Jun 2003
                                                           10.01.2003
----------------------------------------------------------------------------------------------------------------
B29        Update 8th Feb 2003                             MAR 236           From 8 Feb 2003
                                                           08.02.2003
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
B30        Mortgages for Landlords - Update 9th            MAR 466/14234     Valid until further notice
           September 2003                                                    09 Sep 2003
----------------------------------------------------------------------------------------------------------------
B31        Mortgages for Landlords - Update 14th           MAR 466/14380     Valid until further notice
           October 2003                                                      14 Oct 2003
----------------------------------------------------------------------------------------------------------------
B32        Mortgages for Landlords - Update 17th November  MAR 466/14558     Valid until further notice
           2003                                                              17 Nov 2003
----------------------------------------------------------------------------------------------------------------
B33        Mortgages for Landlords - Update 17th December  MAR 466/14705     Valid until further notice
           2003                                                              17 Dec 2003
----------------------------------------------------------------------------------------------------------------
B34        Mortgages for Landlords - Update 20th           MAR 466/14788     Valid until further notice
           January 2004                                                      20 Jan 2004
----------------------------------------------------------------------------------------------------------------
B35        Mortgages for Landlords - Update 16th August    MAE 466/15974     Valid until further notice
           2004                                                              16 August 2004
----------------------------------------------------------------------------------------------------------------
B36        Mortgages for Landlords - Update 9th July 2004  MAR 466/15788     Valid until further notice
                                                                             9 July 2004
----------------------------------------------------------------------------------------------------------------
B37        Mortgages for Landlords - Update 22nd June      MAR 466/15684     Valid until further notice
           2004                                                              22 June 2004
----------------------------------------------------------------------------------------------------------------
C          Mortgage Summary Information - Brokers                            (i.e. given to Borrowers dealing
                                                                             directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------
C1         Mortgage Update                                                   Regular editions from 17 Nov 1994
                                                                             onwards
----------------------------------------------------------------------------------------------------------------
C2         Mortgage Update 9th December 1994               Dev 291           From 09 Dec 1994
----------------------------------------------------------------------------------------------------------------
C3         Mortgage Update 19th December 1994              Dev 291           From 19 Dec 1994
----------------------------------------------------------------------------------------------------------------
C4         Mortgage Update 11th January 1995               Dev 291           From 11 Jan 1995
----------------------------------------------------------------------------------------------------------------
C5         Mortgage Update 1st February 1995               Dev 291           From 01 Feb 1995
----------------------------------------------------------------------------------------------------------------
C6         Mortgage Update 24th March 1995                 Dev 291           From 24 Mar 1995
----------------------------------------------------------------------------------------------------------------
C7         Mortgage Update 18th April 1995                 Dev 291           From 18 April 1995
----------------------------------------------------------------------------------------------------------------
C8         Mortgage Update 17th May 1995                   Dev 291           From 17 May 1995
----------------------------------------------------------------------------------------------------------------
C9         Mortgage Update 5th June 1995                   Dev 291           From 05 Jun 1995
----------------------------------------------------------------------------------------------------------------
C10        Mortgage Update 19th June 1995                  Dev 291           From 19 Jun 1995
----------------------------------------------------------------------------------------------------------------
C11        Mortgage Update 17th July 1995                  Dev 291           From 17 Jul 1995
----------------------------------------------------------------------------------------------------------------
C12        Mortgage Update 1st September 1995              Dev 291           From 01 Sep 1995
----------------------------------------------------------------------------------------------------------------
C13        Mortgage Update 4th September 1995              Dev 291           From 04 Sep 1995
----------------------------------------------------------------------------------------------------------------
C14        Mortgage Update 16th October 1995               Dev 291           From 16 Oct 1995
----------------------------------------------------------------------------------------------------------------
C15        Mortgage Update 30th November 1995              Dev 291           From 30 Nov 1995
----------------------------------------------------------------------------------------------------------------
C16        Mortgage Update 13th December 1995              Dev 291           From 13 Dec 1995
----------------------------------------------------------------------------------------------------------------
C17        Mortgage Update 3rd January 1996                Dev 291           From 03 Jan 1996
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
C18        Mortgage Update 18th January 1996               Dev 291           From 18 Jan 1996
----------------------------------------------------------------------------------------------------------------
C19        Mortgage Update 25th January 1996               Dev 291           From 25 Jan 1996
----------------------------------------------------------------------------------------------------------------
C20        Mortgage Update 12th March 1996                 Dev 291           From 12 Mar 1996
----------------------------------------------------------------------------------------------------------------
C21        Mortgage Update 22nd April 1996                 Dev 291           From 22 Apr 1996
----------------------------------------------------------------------------------------------------------------
C22        Mortgage Update 10th June 1996                  Dev 291           From 10 Jun 1996
----------------------------------------------------------------------------------------------------------------
C23        Mortgage Update 2nd September 1996              Dev 291           From 02 Sep 1996
----------------------------------------------------------------------------------------------------------------
C24        Mortgage Update 21st October 1996               Dev 291           From 21 Oct 1996
----------------------------------------------------------------------------------------------------------------
C25        Mortgage Update 11th November 1996              Dev 291           From 11 Nov 1996
----------------------------------------------------------------------------------------------------------------
C26        Mortgage Update 3rd January 1997                Dev 291           From 03 Jan 1997
----------------------------------------------------------------------------------------------------------------
C27        Mortgage Update 11th February 1997              Dev 291           From 11 Feb 1997
----------------------------------------------------------------------------------------------------------------
C28        Guide to Mortgages                              Dev 434           From 04 Apr 1997
----------------------------------------------------------------------------------------------------------------
C29        Mortgage Update                                 Dev 435           From 04 Apr 1997
----------------------------------------------------------------------------------------------------------------
C30        Mortgage Update 28.5.97                         Dev 435           From 28 May 1997
----------------------------------------------------------------------------------------------------------------
C31        Mortgage Update 9.6.97                          Dev 435           From 09 Jun 1997
----------------------------------------------------------------------------------------------------------------
C32        Mortgage Update 25.6.97                         Dev 435           From 25 Jun 1997
----------------------------------------------------------------------------------------------------------------
C33        Mortgage Update 11.8.97                         Dev 435           From 11 Aug 1997
----------------------------------------------------------------------------------------------------------------
C34        Mortgage Update 3.9.97                          Dev 435           From 03 Sep 1997
----------------------------------------------------------------------------------------------------------------
C35        Mortgage Update 17.9.97                         Dev 435           From 17 Sep 1997
----------------------------------------------------------------------------------------------------------------
C36        Mortgage Update - Issue No 1                    MAR 35            From 03 Nov 1997
----------------------------------------------------------------------------------------------------------------
C37        Mortgage Update - Issue No 2                    MAR 35            From 12 Nov 1997
----------------------------------------------------------------------------------------------------------------
C38        Mortgage Update - Issue No 3                    MAR 35            From 16 Dec 1997
----------------------------------------------------------------------------------------------------------------
C39        Mortgage Update - Issue No 5                    MAR 35            From 29 Jan 1998
----------------------------------------------------------------------------------------------------------------
C40        Mortgage Update - Issue No 6                    MAR 35            From 12 Feb 1998
----------------------------------------------------------------------------------------------------------------
C41        Mortgage Update - Issue No 7                    MAR 35            From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
C42        Mortgage Update - Issue No 8                    MAR 35            From 06 May 1998
----------------------------------------------------------------------------------------------------------------
C43        Mortgage Update - Issue No 9                    MAR 35            From 17 Jun 1998
----------------------------------------------------------------------------------------------------------------
C44        Mortgage Update - Issue No 9                    MAR 35            From 01 Jul 1998
----------------------------------------------------------------------------------------------------------------
C45        Mortgage Update - Issue No 10                   MAR 35            From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------
C46        Mortgage Update - Issue No 11                   MAR 35            From 19 Sep 1998
----------------------------------------------------------------------------------------------------------------
C47        Mortgage Update - Issue No 12                   MAR 35            From 08 Oct 1998
----------------------------------------------------------------------------------------------------------------
C48        Mortgage Update - Issue No 13                   MAR 35            From 05 Nov 1998
----------------------------------------------------------------------------------------------------------------
C49        Mortgage Update - Issue No 14                   MAR 35            From 07 Dec 1998
----------------------------------------------------------------------------------------------------------------
C50        Mortgage Update - Issue No 15                   MAR 35            From 22 Jan 1999
----------------------------------------------------------------------------------------------------------------
C51        Mortgage Update - Issue No 16                   MAR 35            From 04 Feb 1999
----------------------------------------------------------------------------------------------------------------
C52        Mortgage Update - Issue No 17                   MAR 35            From 06 Mar 1999
----------------------------------------------------------------------------------------------------------------
C53        Mortgage Update - Issue No 18                   MAR 35            From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
C54        Mortgage Update - Issue No 19                   MAR 35            From 16 Jun 1999
----------------------------------------------------------------------------------------------------------------
C55        Mortgage Update - Issue No 20                   MAR 35            From 28 Jul 1999
----------------------------------------------------------------------------------------------------------------
C56        Mortgage Update - Issue No 21                   MAR 35            From 26 Aug 1999
----------------------------------------------------------------------------------------------------------------
C57        Together Flexible - Total Flexibility
           in One Loan
----------------------------------------------------------------------------------------------------------------
C58        Mortgage Update - Issue No 22                   MAR 35            From 09 Sep 1999
----------------------------------------------------------------------------------------------------------------
C59        Mortgage Update - Issue No 23                   MAR 35            From 29 Sep 1999
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
C60        Mortgage Update - Issue No 24                   MAR 35            From 09 Nov 1999
----------------------------------------------------------------------------------------------------------------
C61        Mortgage Update - Issue No 25                   MAR 35            From 01 Dec 1999
----------------------------------------------------------------------------------------------------------------
C62        Mortgage Update - Issue No 26                   MAR 35            From 04 Jan 2000
----------------------------------------------------------------------------------------------------------------
C63        Mortgage Update - Issue No 27                   MAR 35            From 17 Jan 2000
----------------------------------------------------------------------------------------------------------------
C64        Mortgage Update - Issue No 28                   MAR 35            From 10 Mar 2000
----------------------------------------------------------------------------------------------------------------
C65        Mortgage Update - Issue No 29                   MAR 35            From 27 Apr 2000
----------------------------------------------------------------------------------------------------------------
C66        Mortgage Update - Issue No 30                   MAR 35            From 07 Jun 2000
----------------------------------------------------------------------------------------------------------------
C67        Mortgage Update - Issue No 31                   MAR 35            From 28 Jun 2000
----------------------------------------------------------------------------------------------------------------
C68        Mortgage Update - Issue No 32                   MAR 35            From 04 Aug 2000
----------------------------------------------------------------------------------------------------------------
C69        Mortgage Update - Issue No 33                                     From 18 Sep 2000
----------------------------------------------------------------------------------------------------------------
C70        Mortgage Update - Issue No 34                                     From 02 Oct 2000
----------------------------------------------------------------------------------------------------------------
C71        Mortgage Update - Issue No 47                   MAR035            From 08 Nov 2001
----------------------------------------------------------------------------------------------------------------
C72        Mortgage Update - Issue No 48                   MAR035            From 05 Dec 2001
----------------------------------------------------------------------------------------------------------------
C73        Mortgage Update - Issue No 49                   MAR035            From 07 Jan 2002
----------------------------------------------------------------------------------------------------------------
C74        Mortgage Update - Issue No 49                   MAR035            From 16 Jan 2002
----------------------------------------------------------------------------------------------------------------
C75        Mortgage Update - Insert to be used in          MAR035            From 16 Jan 2002
           conjunction with Issue No 49
----------------------------------------------------------------------------------------------------------------
C76        Mortgage Update - Insert to be used in          MAR035            From 16 Jan 2002
           conjunction with Issue No 49
----------------------------------------------------------------------------------------------------------------
C77        Mortgage Update - Issue No 50                   MAR035            From 23 Mar 2002
----------------------------------------------------------------------------------------------------------------
C78        Mortgage Update - Issue No 51                   MAR035            From 10 May 2002
----------------------------------------------------------------------------------------------------------------
C79        Mortgage Update - dated 10 May 2002
----------------------------------------------------------------------------------------------------------------
C80        Mortgage Update - Issue No 52                   MAR035            From 26 Jul 2002
----------------------------------------------------------------------------------------------------------------
C81        Mortgage Update - Issue No 53                   MAR035            From 7 Aug 2002
----------------------------------------------------------------------------------------------------------------
C82        Mortgage Update - Issue No 54                   MAR035            From 30 Aug 2002
----------------------------------------------------------------------------------------------------------------
C83        Mortgage Update - Issue No 55                   MAR035            From 4 Sep 2002
----------------------------------------------------------------------------------------------------------------
C84        Mortgage Update - Issue No 56                   MAR035            From 8 Oct 2002
----------------------------------------------------------------------------------------------------------------
C85        Mortgage Update - Issue No 57                   MAR035            From 21 Oct 2002
----------------------------------------------------------------------------------------------------------------
C86        Mortgage Update - Issue No 58                   MAR035            From 8 Nov 2002
----------------------------------------------------------------------------------------------------------------
C87        Mortgage Update - Issue No 59                   MAR035            From 27 Nov 2002
----------------------------------------------------------------------------------------------------------------
C88        Intermediaries - Mortgage Product Update -      MAR035            From 10 Jun 2003
           Issue No 1
----------------------------------------------------------------------------------------------------------------
C89        Intermediaries - Mortgage Product Update -      MAR035            From 8 Mar 2003
           Issue No 2
----------------------------------------------------------------------------------------------------------------
C90
           Intermediaries - Mortgage Product Update -      MAR035/14374      Valid 14.10.2003
           Issue No. 11
----------------------------------------------------------------------------------------------------------------
C91
           Intermediaries - Mortgage Product Update -      MAR709/14401      Valid 17.11.2003
           Issue No. 12
----------------------------------------------------------------------------------------------------------------
C92
           Intermediaries - Mortgage Product Update -      MAR035/14686      Valid 17.12.2003
           Issue No. 13
----------------------------------------------------------------------------------------------------------------
C93
           Intermediaries - Mortgage Product Update -      MAR035/14787      Valid 20.01.2004
           Issue No. 14
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
C94
           Intermediaries - Mortgage Product Update -      MAR035/14918      Valid 16.02.2004
           Issue No. 15
----------------------------------------------------------------------------------------------------------------
C95
           Intermediaries - Mortgage Product Update -      MAR035/15107      Valid 09.03.2004
           Issue No. 16
----------------------------------------------------------------------------------------------------------------
C96
           Intermediaries - Mortgage Product Update -      MAR035/15162      Valid 25.03.2004
           Issue No. 17
----------------------------------------------------------------------------------------------------------------
C97
           Intermediaries - Mortgage Product Update -      MAR035/15336      Valid 28.04.2004
           Issue No. 18
----------------------------------------------------------------------------------------------------------------
C98
           Intermediaries - Mortgage Product Update -      MAR 035/15526     Valid 2.6.2004
           Issue No. 20
----------------------------------------------------------------------------------------------------------------
C99
           Intermediaries - Mortgage Product Update -      MAR 035/15654     Valid 18.06.2004
           Issue No. 21
----------------------------------------------------------------------------------------------------------------
C100
           Intermediaries - Mortgage Product Update -      MAR 035/15771     Valid 9.07.2004
           Issue No. 22
----------------------------------------------------------------------------------------------------------------
C101
           Intermediaries - Mortgage Product Update -      MAR 035/15939     Valid 16.08.2004
           Issue No. 23
----------------------------------------------------------------------------------------------------------------
C102
           Intermediaries - Home Release Mortgage Product  MAR 746/15742     Valid 15.7.2004
           Update - Issue No. 1
----------------------------------------------------------------------------------------------------------------
D          Mortgage Advice - Borrowers                                       (i.e. given to Borrowers dealing
                                                                             directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------
D1         Mortgage Product Advice and Recommendation      Valid September   From Sep 2000
                                                           2000
----------------------------------------------------------------------------------------------------------------
E          Offers of Advance
----------------------------------------------------------------------------------------------------------------
E1         Offer of Advance                                ADV6F/0396        From Mar 1996
           (with General Conditions on reverse)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
E2         Offer of Advance                                ADV6B/0300        From Mar 2000
           (with General Conditions on reverse)                              In triplicate - white, blue and
           Northern Rock plc                                                 green copies.
----------------------------------------------------------------------------------------------------------------
E3         Revised Offer of Loan [Northern Rock copy]                        From July 2001 - used in
           Northern Rock plc                                                 conjunction with General
                                                                             Conditions introduced on
                                                                             same date - Most of the
                                                                             content of the document
                                                                             is variable and is specific
                                                                             to individual customers/mortgage
                                                                             products
----------------------------------------------------------------------------------------------------------------
F          General Conditions (used on reverse
           of Offer of Advance)
----------------------------------------------------------------------------------------------------------------
F1         General Conditions                              [ADV6/1094]       From Oct 1994 to Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F2         General Conditions                              ADV6/0695         From Jun 1995 to Jul 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F3         General Conditions                              ADV6/0795         From Jul 1995 to Jan 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
F4         General Conditions                              ADV6/0196         From Jan 1996 to Dec 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F5         General Conditions                              ADV6/1296         From Dec 1996 to ?
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F6         General Conditions                              ADV6B/1296        From Dec 1996 to Oct 1997
           Northern Rock Building Society                                    [Offer of Advance ADV6F/0396 on
                                                                             the reverse]
----------------------------------------------------------------------------------------------------------------
F7         General Conditions                              ADV6B/1097        From Oct 1997 to Dec 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F8         General Conditions                              ADV6B/1297        From Dec 1997 to Jan 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F9         General Conditions                              ADV6B/0198        From Jan 1998 to Jun 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F10        General Conditions                              ADV6B/0698        From Jun1998 to Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F11        General Conditions                              ADV6B/0199        From Jan 1999 to Sep 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F12        General Conditions                              ADV6B/0999        From Sep 1999 to Mar 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F13        General Conditions                              ADV6B/0300        From Mar 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F14        Terms and Conditions - Applicant Copy           OBA1/0900 on      From Sep 2000
           Northern Rock plc                               cover
                                                           OBA2/0900 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F15        Terms and Conditions - Solicitor Copy           OBS1/0900 on      From Sep 2000
           Northern Rock plc                               cover
                                                           OBS2/0900 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F16        Terms and Conditions - Applicant Copy           OBA1/0101 on      From Jan 2001
           Northern Rock plc                               cover
                                                           OBA2/0101 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F17        Terms and Conditions - Solicitor Copy           OBA1/0101 on      From Jan 2001
           Northern Rock plc                               cover
                                                           OBA2/0101 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F18        General Conditions                              ADV282/           From July 2001
           Northern Rock plc                               July 2001
----------------------------------------------------------------------------------------------------------------
F19        Product Transfer - General Conditions           SB/T&C/FLEX/      From May 2002
           (Flexible) Northern Rock plc                    05/02
----------------------------------------------------------------------------------------------------------------
F20        General Conditions [English and Scottish]       ADV6/0695         Jun 1995
----------------------------------------------------------------------------------------------------------------
F21        General Conditions [English and Scottish]       ADV6/0795         Jul 1995
----------------------------------------------------------------------------------------------------------------
F22        General Conditions [English and Scottish]       ADV6/0196         Jan 1996
----------------------------------------------------------------------------------------------------------------
F23        General Conditions [English and Scottish]       ADV6/1296         Dec 1996
----------------------------------------------------------------------------------------------------------------
F24        General Conditions [English and Scottish]       ADV6/1097         Oct 1997
----------------------------------------------------------------------------------------------------------------
F25        General Conditions [English and Scottish]       ADVB6/1297        Dec 1997
----------------------------------------------------------------------------------------------------------------
F26        General Conditions [English and Scottish]       ADV6B/1297        Dec 1997
----------------------------------------------------------------------------------------------------------------
F27        General Conditions [English and Scottish]       ADV6B/0198        Jan 1998
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
F28        General Conditions [English and Scottish]       ADV6B/0698        Jun 1996
----------------------------------------------------------------------------------------------------------------
F29        General Conditions [English and Scottish]       ADV6B/0199        Jan 1999
----------------------------------------------------------------------------------------------------------------
F30        General Conditions [English and Scottish]       ADV6/0699         Jun 1999
----------------------------------------------------------------------------------------------------------------
F31        General Conditions [English and Scottish]       ADV6/0300         Mar 2000
----------------------------------------------------------------------------------------------------------------
F32        Terms and Conditions [English and Scottish]     OBA1/0900         Sep 2000
----------------------------------------------------------------------------------------------------------------
F33        Terms and Conditions [English and Scottish]     OBA1/0900         Sep 2000
----------------------------------------------------------------------------------------------------------------
F34        Terms and Conditions [English and Scottish]     OBA1/0101         Jan 2001
----------------------------------------------------------------------------------------------------------------
G          Mortgage Conditions/Building Society Rules
----------------------------------------------------------------------------------------------------------------
G1         Rules of Northern Rock Building Society         GEN 128/1.94      From 28 Apr 1992
----------------------------------------------------------------------------------------------------------------
G2         Mortgage Conditions 1995                        ADV72 06/95       From Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
G3         Mortgage Conditions 1997                        ADV 72 08/97      From Aug 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
G4         Mortgage Conditions 2001                        ADV 276 07/2001   From Oct 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
G5         Mortgage Offer General Conditions [English      ADV282/00701      Jul 2001
           and Scottish]
----------------------------------------------------------------------------------------------------------------
H          Occupiers Undertakings
----------------------------------------------------------------------------------------------------------------
H1         Agreement and Undertaking                       scjh0404/stand    ?
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
H2         Agreement and Undertaking                       (LIF)LIFE30       From Aug 1997
           Northern Rock
----------------------------------------------------------------------------------------------------------------
H3         Agreement and Undertaking                       st/peps           From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
H4         Agreement and Undertaking                       JAGO3/0500        From May 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
H5         Agreement and Undertaking                       UNDERTAKE June    From June 2000
           Northern Rock plc                               2000
----------------------------------------------------------------------------------------------------------------
I          Miscellaneous Mortgage Documentation
----------------------------------------------------------------------------------------------------------------
I1         Mortgage of Life Policy                         SEC 16 /02.94     From Feb 1994
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I2         Mortgage of Life Policy                         SEC 16 /06.95     From Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I3         Valuations and Surveys - hard to beat           DEV 125           From 19 Jun 1995
           Northern Rock Building Society                  19.6.1995
----------------------------------------------------------------------------------------------------------------
I4         Valuations and Surveys - hard to beat           DEV 125           From 14 Aug 1995
           Northern Rock Building Society                  14.8.1995
----------------------------------------------------------------------------------------------------------------
I5         Guarantors Confirmation (Existing Borrowers)    ADV 266.7/97      From Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I6         Mortgage of Life Policy                         SEC 16T /10.97    From Oct 1997
           Northern Rock Building Society/Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I7         Mortgage of Life Policy                         SEC 16 /10.97     From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I8         Guarantors Confirmation (Existing Borrowers)    ADV 266.10/97     From Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
I9         Guarantors Confirmation                         ADV 265.10/97     From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I9(a)      Guarantors Confirmation                         ADV 265.06/00     From Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I10        Application for Transfer of Ownership of        MA 31/10.97       From Oct 1997
           a Mortgaged Property
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I11        Notice of Assignment of Life Policy             ADV 29 /11.99     From Nov 1999
----------------------------------------------------------------------------------------------------------------
I12        Individual Savers Account (ISA) Policy          JAGO2/0500        From May 2000
           Arrangements form
----------------------------------------------------------------------------------------------------------------
I13        Application for Transfer of Ownership of        MA 31/Feb.01      From Feb 2001
           a Mortgaged Property
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I14        Deed of Guarantee                               SOL013 / July     From Jul 2001
           Northern Rock plc                               2001
----------------------------------------------------------------------------------------------------------------
I15        Guarantors Confirmation                         NRDGC 05/02       From May 2002 - This document is
           Northern Rock plc                                                 only used by Northern Rock Direct
----------------------------------------------------------------------------------------------------------------
I16        Confirmation of Identity                        GASelfCert -      From Aug 2003
           Northern Rock plc                               Aug 2003
----------------------------------------------------------------------------------------------------------------
I17        Release and Re-assignment of Life Policy        SEC 51/10.97      1 Oct 1997
           [English And Scottish]
----------------------------------------------------------------------------------------------------------------
I18        Valuatios and Surveys                           MAR 6/14054       Valid until further notice 08.03
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J          Mortgage Origination and Completion -
           Solicitors/Other Third Party Documentation
----------------------------------------------------------------------------------------------------------------
J1         Valuations and Surveys - Helping you ensure     DEV 125           From 1 Oct 1992
           your home is a solid investment                 01.10.1992
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J2         Report on Title and Funds Request (including    MA55 01/94        From Jan 1994
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J3         Report on Title and Funds Request (including    MA55 /04.96       From Apr 1996
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J4         Changes of Ownership in Mortgaged Property -    ADV 54 /05.96     From May 1996
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J5         Report on Title and Funds Request (including    MA55 /01.97       From Jan 1997
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J6         Changes of Ownership in Mortgaged Property -    ADV 54 02.97      From Feb 1997
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J7         Changes of Ownership in Mortgaged Property -    ADV 54 07.97      From Jul 1997
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
J8         Report on Title and Funds Request (including    MA55 /10.97       From Oct 1997
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J9         Changes of Ownership in Mortgaged Property -    ADV 54 10.97      From Oct 1997
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J10        Valuations and Surveys - hard to beat           MAR 6             From 1 Oct 1997
           Northern Rock plc                               1.10.1997
----------------------------------------------------------------------------------------------------------------
J11        Report and Valuation for Mortgages Purposes     ADV 155 10.97     From Oct 1997
           on behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J12        Report and Valuation for Mortgages Purposes     ADV 179 10.97     From Oct 1997
           on behalf of Northern Rock plc - Sheet 2
----------------------------------------------------------------------------------------------------------------
J13        Report and Valuation for Mortgages Purposes     ADV 267 10.97     From Oct 1997
           on behalf of Northern Rock plc - Sheet 2 in
           respect of loans exceeding (GBP)150,000
----------------------------------------------------------------------------------------------------------------
J14        Report and Valuation for Mortgages Purposes     ADV 7a 10.97      From Oct 1997
           on behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J15        Reinspection Report                             ADV 76 10.97      From Oct 1997
           Northern Rock plc (2 versions)
----------------------------------------------------------------------------------------------------------------
J16        Additional Advance Valuation Report             ADV 127B 10.97    From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J17        Report and Valuation for Mortgages Purposes     ADV 155 12.98     From Dec 1998
           on behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J18        Part 2 Instructions (in relation to the CML                       Offers of Advance issued from 01
           Lenders' Handbook for England & Wales)                            Jun 2000[?]
----------------------------------------------------------------------------------------------------------------
J19        Certificate of Title                            JAGO4/0700        From Jul 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J20        Certificate of Title                            COT/0700          From Jul 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J21        Part 2 Instructions (in relation to the
           CML Offers of Advance issued from Lenders'
           Handbook for England & Wales) late Summer
           2000[?]
----------------------------------------------------------------------------------------------------------------
J22        Deeds Dematerialisation [Notice to                               [From Apr 2000?]
           solicitors] Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J23        Valuations and Surveys - Property               MAR 6/10550       From Oct 2000
           Northern Rock plc                               Oct 2000
----------------------------------------------------------------------------------------------------------------
J24        Changes of Ownership in Mortgaged Property      ADV 54 11/00      From Nov 2000
           - Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J25        Certificate of Title (including Drawdown        COT/0502          From May 2002
           Loan Certificate)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J26        Valuations and Surveys - Property               MAR 6/12661       From May 2002
           Northern Rock plc                               May 2002
----------------------------------------------------------------------------------------------------------------
J27        Report and Valuation for Mortgages Purposes     AL/SAS/267/       From Sep 2002
           on behalf of Northern Rock plc - Sheet 2 in     (500+) 09.02
           respect of loans exceeding(GBP)1,000,000
----------------------------------------------------------------------------------------------------------------
J28        Certificates of Title                           COT/1102          From Nov 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
J29        Report and Valuation for Mortgage Purposes      ADV 155/07.03     From July 2003
           on behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J30        Funds Release (Certificate of Title) for        N/A               18 Jun 2001
           Rapid Remortgages with Multiple Clients
           [English And Scottish]
----------------------------------------------------------------------------------------------------------------
J31        Part 2 - Name of Mortgage Lender (CML           N/A               1 Oct 2002
           Mortgage Lender's Handbook for England
           and Wales)
----------------------------------------------------------------------------------------------------------------
J32        Part 2 - Name of Mortgage Lender (CML           N/A               1 Nov 2002
           Mortgage Lender's Handbook for England
           and Wales)
----------------------------------------------------------------------------------------------------------------
J33        Part 2 - Name of Mortgage Lender (CML           N/A               13 Oct 2003
           Mortgage Lender's Handbook for England
           and Wales)
----------------------------------------------------------------------------------------------------------------
J34        Memo from D. Maughan to C Jobe re.              N/A               13 Nov 2003
           Unsecured Business - Third Party
           Contracts (The Motley Fool)
----------------------------------------------------------------------------------------------------------------
J35        Agreement between Northern Rock and             N/A               5 Nov 2003
           The Motley Fool re. Media Service
           (Advertising)
----------------------------------------------------------------------------------------------------------------
J36        Letter from Mortgage Next to Northern           28 Aug 2003
           Rock re.
----------------------------------------------------------------------------------------------------------------
J37        Procuration Fee Approval Form in relation       26 Nov 2003
           to Moneyextra
----------------------------------------------------------------------------------------------------------------
J38        Procuration Fee Approval Form in relation       27 Nov 2003
           to Traditional Intermediaries
----------------------------------------------------------------------------------------------------------------
J39        Northern Rock Intermediary Registration         N/A               N/A
           Form
----------------------------------------------------------------------------------------------------------------
J40        Northern Rock Standard Form Intermediary        N/A               N/A
           Agreement
----------------------------------------------------------------------------------------------------------------
K          Completion Documentation
----------------------------------------------------------------------------------------------------------------
K1         Schedule of Documents of Title                  SEC 28/11.94      From Nov 1994
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K2         Schedule of Documents of Title                  SEC 28/01.96      From Jan 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K3         Schedule of Documents of Title                  SEC28 /10.97      From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K4         Schedule of Documents of Title                  SEC 28/01.96      From Jan 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K5         Schedule of Documents of Title                  SEC28 /10.97      From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K6         Schedule of Documents of Title                  JAGO1/0500        From May 2000
           Northern Rock plc                               JAGO1B/0500
----------------------------------------------------------------------------------------------------------------
K7         Deeds Schedule                                  SODT/0201         From Feb 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
K8         Completion Advice                               A146F -           Completions advices are in a
           Northern Rock plc                               representative    flexible format - content is
                                                           sample            variable depending upon
                                                                             circumstances of loan and product
                                                                             applied for.  Permutations are
                                                                             vast and it is impractical to
                                                                             maintain an archive of each
                                                                             scenario.
----------------------------------------------------------------------------------------------------------------
K9         Additional Advance Cheque Request               ADV 133 01/94     From Jan 1994
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K10        Re-Advance/Further Advance Receipt              SEC 37 /10.97     From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K11        Additional Advance Funds Request                ADV 271 /10.97    From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K12        Additional Advance Funds Request                ADV 271 1/98      From Jan 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K13        Additional Advance Funds Request                AAFR/0802         From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K14        Additional Advance Funds Request
----------------------------------------------------------------------------------------------------------------
K15        Certificate of Title                            COT/0804
----------------------------------------------------------------------------------------------------------------


               Part 2 Documents Used Only in the Origination of
    Standard Fixed Rate, Standard Variable Rate, Cashback, Capped, Tracker,
            CAT Standard, Discount and Discount for Life Mortgages


----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
L          Mortgage Application Forms - General
----------------------------------------------------------------------------------------------------------------
L1         Mortgage Application Form                        ADV 4. 05/95     From May 1995 to Mar 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
L2         Mortgage Application Form                        ADV 4. 03/96     From Mar 1996 to Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
L3         Mortgage Application Form                        ADV 4. 07/97     From Jul 1997 to Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
L4         Mortgage Application Form                        ADV 4. 10/97     From Oct 1997 to Dec 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L5         Mortgage Application Form                        ADV 4. 12/97     From Dec 1997 to Mar 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L6         Mortgage Application Form                        ADV 4 DRTV 3/98  From Mar 1998 to Apr 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L7         Mortgage Application Form                        ADV 4. 4/98      From Apr 1998 to Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L8         Mortgage Application Form                        ADV 4. 1/99      From Jan 1999 to Feb 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L9         Mortgage Application Form                        ADV 4. 2/00      From Feb 2000 to Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L10        Mortgage Application Form                        ADV 4. 6/00      From Jun 2000 to Dec 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
L11        Mortgage Application Form                        ADV4. 12/00      From Dec 2000 to Jan 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L12        Mortgage Application Form                       ADV4. 01/01       From Jan 2001 to May 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L13        Mortgage Application Form                       ADV4. 05/01       From May 2001 to Sept 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L14        Mortgage Application Form                       ADV4. 09/01       From Sept 2001 to Oct 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L15        Mortgage Application Form                       ADV4. 10/01       From Oct 2001 to Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
           NB From this point onwards the Mortgage
           Application Forms appear to also be used
           or the Together/Together Connections products.
----------------------------------------------------------------------------------------------------------------
L16        Mortgage Application Form                       ADV4. 08.02       From Aug 2002 to Oct 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L17        Mortgage Application Form                       ADV4. 10.02       From Oct 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L18        Your Personal Quotation and Transfer            19 Sep 2002      (Sample re Mr and Mrs Kapke)
           Declaration for a Flexible Fixed Rate
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L19        Your Personal Quotation and Transfer            19 Sep 2002      (Sample re Mr Mcparland and Miss
           Declaration for a Together Mortgage                              Davis)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L20        Mortgage Application Form                       ADV4.02.03        From Feb 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L21        Mortgage Application Form [Both English         ADV4. 04.03       Apr 2003
           And Scottish]
----------------------------------------------------------------------------------------------------------------
M          Mortgage Application Forms - Northern
           Rock Direct
----------------------------------------------------------------------------------------------------------------
M1         Your Direct Mortgage Application Form           Dev 439 4/97      From Apr 1997 to Oct 1997
           Northern Rock Direct/Northern Rock
           Building Society
----------------------------------------------------------------------------------------------------------------
M2         Your Direct Mortgage Application Form           MAR 17b 1.10.97   From Oct 1997 to Dec 1997
           Northern Rock Direct/Northern Rock plc
----------------------------------------------------------------------------------------------------------------
M3         Your Direct Mortgage Application Form           MAR 17b           From Dec 1997 to May 1998
           Northern Rock Direct/Northern Rock plc          15.12.97
----------------------------------------------------------------------------------------------------------------
M4         Your Direct Mortgage Application Form           MAR 124 31 May    From May 1998 to ?
           Northern Rock Direct/Northern Rock plc          1998
----------------------------------------------------------------------------------------------------------------
M5         Home Equity Release Mortgage Application        MAR 327/560       7.2004
           Form
----------------------------------------------------------------------------------------------------------------
N          Application Forms - Specialist
----------------------------------------------------------------------------------------------------------------
N1         Secured Personal Loan Application Form          ADV 31. 1/99      From Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
N2         Secured Personal Loan Application Form          ADV031            From May 2000
           Northern Rock plc                               (8.5.2000)
----------------------------------------------------------------------------------------------------------------
N3         Secured Personal Loan Application Form          ADV031            From Oct 2001
           Northern Rock plc                               (22.10.2001)
----------------------------------------------------------------------------------------------------------------
N4         Secured Personal Loan Application Form          ADV031            From Aug 2002
           Northern Rock plc                               (01.8.2002)
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
O          Special Conditions for Fixed Rate Mortgages
           (used with Offer of Advance)
----------------------------------------------------------------------------------------------------------------
O1         5 year Fixed Rate Mortgage                      AY                From 15 Jul 1997
----------------------------------------------------------------------------------------------------------------
O2         5 year Fixed Rate Mortgage                      BA                From 26 Jun 1997
----------------------------------------------------------------------------------------------------------------
O3         5 year Fixed Rate Mortgage                       BH               From 03 Sep 1997
----------------------------------------------------------------------------------------------------------------
O4         5 year Fixed Rate Mortgage                       BQ               From 17 Sep 1997
----------------------------------------------------------------------------------------------------------------
O5         5 year Fixed Rate Mortgage                       BS               From 01 Jan 1997
                                                                             [Query date - should be Nov?]
----------------------------------------------------------------------------------------------------------------
O6         5 year Fixed Rate Mortgage                       BT               From 01 Nov 1997
                                                                             [Other dates?]
----------------------------------------------------------------------------------------------------------------
O7         5 year Fixed Rate Mortgage                       CF               From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
O8         5 year Fixed Rate Mortgage                       CJ               From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
O9         5 year Fixed Rate Mortgage                       CK               From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
O10        5 year Fixed Rate Mortgage                       CM               From 06 May 1998
----------------------------------------------------------------------------------------------------------------
O11        5 year Fixed Rate Mortgage                       CP               From 17 Jun 1998
----------------------------------------------------------------------------------------------------------------
O12        5 year Fixed Rate Mortgage                       CU               From 01 Jul 1998
----------------------------------------------------------------------------------------------------------------
O13        5 year Fixed Rate Mortgage                       CZ               From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------
O14        5 year Fixed Rate Mortgage                       EA               From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------
O15        5 year Fixed Rate Mortgage                       EU               From 22 Jan 1999
----------------------------------------------------------------------------------------------------------------
O16        5 year Fixed Rate Mortgage                       FD
----------------------------------------------------------------------------------------------------------------
O17        5 year Fixed Rate Mortgage                       FL               From 13 Mar 1999
----------------------------------------------------------------------------------------------------------------
O18        5 year Fixed Rate Mortgage                       FM               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
O19        5 year Fixed Rate Mortgage                       FN               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
O20        5 year Fixed Rate Mortgage                       FP               From 23 Apr 1999
----------------------------------------------------------------------------------------------------------------
O21        5 year Fixed Rate Mortgage                       KZ               From 29 Nov 1999
----------------------------------------------------------------------------------------------------------------
O22        2 year Fixed Rate Mortgage                                        From 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
O23        10 year Fixed Rate Mortgage                                       from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
O24        15 year Fixed Rate Mortgage                                       from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
O25        Guaranteed Repayment Mortgage 10 year Fixed                       from 9 Jan 2003
           Rate Mortgage
----------------------------------------------------------------------------------------------------------------
O26        Guaranteed Repayment Mortgage 15 year Fixed                       from 9 Jan 2003
           Rate Mortgage
----------------------------------------------------------------------------------------------------------------
O27        Help with Costs Special Condition Wording -
           for Guaranteed Repayment Mortgage 10 year
           Fixed Rate Mortgage (2 versions)
----------------------------------------------------------------------------------------------------------------
O28        Help with Costs Special Condition Wording -
           for Guaranteed Repayment Mortgage 15 year
           Fixed Rate Mortgage (2 versions)
----------------------------------------------------------------------------------------------------------------
O29        Help with Costs Special Condition Wording -
           for 10 year Fixed Rate (2 versions)
----------------------------------------------------------------------------------------------------------------
O30        Help with Costs Special Condition Wording -
           for 15 year Fixed Rate (2 versions)
----------------------------------------------------------------------------------------------------------------
P          Special Conditions for Variable Rate
           Mortgages (used with Offer of Advance)
----------------------------------------------------------------------------------------------------------------
P1         Variable Rate Mortgage - Cashback                6B               From 30 Nov 1995
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
P2         Variable Rate Mortgage - Cashback without        9B               From 03 Jan 1996
           insurance
----------------------------------------------------------------------------------------------------------------
P3         Variable Rate Mortgage - Cashback without        C5               From 11 Aug 1997
           insurance                                                         [Query date - should be 1996?]
----------------------------------------------------------------------------------------------------------------
P4         Variable Rate Mortgage - Cashback without        C7               From 02 Sep 1996
           insurance
----------------------------------------------------------------------------------------------------------------
P5         Variable Rate Mortgage - Cashback without        C9               From 02 Sep 1996
           insurance
----------------------------------------------------------------------------------------------------------------
P6         3 year Discounted Variable Rate Mortgage         J9 and J0        From 25 Jun 1998
                                                                             [Other dates ?]
----------------------------------------------------------------------------------------------------------------
P7         Variable Rate Mortgage - 5% Cashback             P5               From 25 Jun 1997
                                                                             [Other dates ?]
----------------------------------------------------------------------------------------------------------------
P8         Variable Rate Mortgage - 6% Cashback             P6               From 03 Sep 1997
                                                                             [Other date ?]
----------------------------------------------------------------------------------------------------------------
P9         Variable Rate Mortgage - Cashback                7P and 8P        From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
P10        3 year Discounted Variable Rate Mortgage         M1 to [M6 ?]     From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
P11        Variable Rate Mortgage - Cashback                S1 and S2        From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
P12        3 year Discounted Variable Rate Mortgage         M7 and M8        From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
P13        Variable Rate Mortgage - Cashback                S4 and S5        From 06 May 1998
----------------------------------------------------------------------------------------------------------------
P14        Variable Rate Mortgage - Cashback                7S               From 10 Jun 1996
----------------------------------------------------------------------------------------------------------------
P15        Variable Rate Mortgage - Cashback                3T               From 07 Dec 1998
                                                                             [Other date?]
----------------------------------------------------------------------------------------------------------------
P16        Variable Rate Mortgage - Cashback                6T and 7T        From 22 Jan 1999
                                                                             [Other date?]
----------------------------------------------------------------------------------------------------------------
P17        Variable Rate Mortgage - 8%/7% Cashback          GB and GC        From 06 Mar 1999
----------------------------------------------------------------------------------------------------------------
P18        Variable Rate Mortgage - 8% Cashback             GF               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P19        Variable Rate Mortgage - 7% Cashback             GG               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P20        Variable Rate Mortgage - 7% Cashback             GH               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P21        Variable Rate Mortgage - 6% Cashback             GI               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P22        Variable Rate Mortgage - 8% Cashback             GT               From 16 Jun 1999
----------------------------------------------------------------------------------------------------------------
P23        Variable Rate Mortgage - 7% Cashback             GU
----------------------------------------------------------------------------------------------------------------
P24        Variable Rate Mortgage - 7% Cashback             JG               From 28 Jul 1999
----------------------------------------------------------------------------------------------------------------
P25        Variable Rate Mortgage - 6% Cashback             JN               From 29 Aug 1999
----------------------------------------------------------------------------------------------------------------
P26        Variable Rate Mortgage - 7% Cashback             JQ               From 29 Sep 1999
                                                                             [Other dates?]
----------------------------------------------------------------------------------------------------------------
P27        Variable Rate Mortgage - 6% Cashback             JR               From 29 Sep 1999
                                                                             [Other dates?]
----------------------------------------------------------------------------------------------------------------
P28        Variable Rate Mortgage - 5% Cashback             JS               From 29 Sep 1999
                                                                             [Other dates?]
----------------------------------------------------------------------------------------------------------------
P29        Variable Rate Mortgage - 7% Cashback             JU               From 04 Jan 2000
----------------------------------------------------------------------------------------------------------------
P30        Variable Rate Mortgage 6% Cashback                                From 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q          Special Conditions for Tracker, CAT
           Standard, Capped and Discount for
           Life Mortgages (used with Offer of
           Advance)
----------------------------------------------------------------------------------------------------------------
Q1         Discount for Life Variable Rate Mortgage         X9 and X0
----------------------------------------------------------------------------------------------------------------
Q2         Discount for Life Variable Rate Mortgage         1X and 2X
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
Q3         Discount for Life Variable Rate Mortgage         3X and 4X
----------------------------------------------------------------------------------------------------------------
Q4         Discount for Life Variable Rate Mortgage         5X and 6X
----------------------------------------------------------------------------------------------------------------
Q5         Discount for Life Variable Rate Mortgage         7X and 8X
----------------------------------------------------------------------------------------------------------------
Q6         Capped Variable Rate Mortgage                    CB
----------------------------------------------------------------------------------------------------------------
Q7         Discount for Life Variable Rate Mortgage         L1 and L2
----------------------------------------------------------------------------------------------------------------
Q8         Discount for Life Variable Rate Mortgage         L3 and L4
----------------------------------------------------------------------------------------------------------------
Q9         Discount for Life Variable Rate Mortgage         L5 and L6
----------------------------------------------------------------------------------------------------------------
Q10        Discount for Life Variable Rate Mortgage         L7 and L8
----------------------------------------------------------------------------------------------------------------
Q11        Discount for Life Variable Rate Mortgage         1L and 2L
----------------------------------------------------------------------------------------------------------------
Q12        Discount for Life Variable Rate Mortgage         3L and 4L
----------------------------------------------------------------------------------------------------------------
Q13        Discount for Life Variable Rate Mortgage         5L and 6L
----------------------------------------------------------------------------------------------------------------
Q14        4 year Capped Variable Rate Mortgage             EG
----------------------------------------------------------------------------------------------------------------
Q15        4 year Capped Variable Rate Mortgage             EF
----------------------------------------------------------------------------------------------------------------
Q16        4 year Capped Variable Rate Mortgage             ER
----------------------------------------------------------------------------------------------------------------
Q17        Discount for Life Variable Rate Mortgage         8L
----------------------------------------------------------------------------------------------------------------
Q18        4 year Capped Variable Rate Mortgage             EQ
----------------------------------------------------------------------------------------------------------------
Q19        4 year Capped Variable Rate Mortgage             EQ
----------------------------------------------------------------------------------------------------------------
Q20        Equity Release Capped Variable Rate Mortgage     YB
----------------------------------------------------------------------------------------------------------------
Q21        5 year Capped Variable Rate Mortgage             EY
----------------------------------------------------------------------------------------------------------------
Q22        Discount for Life Variable Rate Mortgage         9L and 0L
----------------------------------------------------------------------------------------------------------------
Q23        Discount for Life Variable Rate Mortgage         DX
----------------------------------------------------------------------------------------------------------------
Q24        Discount for Life Variable Rate Mortgage         DY
----------------------------------------------------------------------------------------------------------------
Q25        Discount for Life Variable Rate Mortgage         DX and DY
----------------------------------------------------------------------------------------------------------------
Q26        Discount for Life Variable Rate Mortgage         HG
----------------------------------------------------------------------------------------------------------------
Q27        Discount for Life Variable Rate Mortgage         HH
----------------------------------------------------------------------------------------------------------------
Q28        Discount for Life Variable Rate Mortgage         HQ
----------------------------------------------------------------------------------------------------------------
Q29        Discount for Life Variable Rate Mortgage         HV
----------------------------------------------------------------------------------------------------------------
Q30        Tracker Variable Rate Mortgage                   YT
----------------------------------------------------------------------------------------------------------------
Q31        Tracker Variable Rate Mortgage                   YU
----------------------------------------------------------------------------------------------------------------
Q32        Tracker Variable Rate Mortgage                   YW
----------------------------------------------------------------------------------------------------------------
Q33        Tracker Variable Rate Mortgage                   YX
----------------------------------------------------------------------------------------------------------------
Q34        Discount for Life Variable Rate Mortgage         JP
----------------------------------------------------------------------------------------------------------------
Q35        2 year Capped Variable Rate Mortgage             MV
----------------------------------------------------------------------------------------------------------------
Q36        2 year Capped Variable Rate Mortgage             MW
----------------------------------------------------------------------------------------------------------------
Q37        Discount for Life Variable Rate Mortgage         HR
----------------------------------------------------------------------------------------------------------------
Q38        2 year Capped Variable Rate Mortgage             EM
----------------------------------------------------------------------------------------------------------------
Q39        CAT Standard Variable Mortgage                   [SJB/08/11/00]   [Query the reference]
----------------------------------------------------------------------------------------------------------------
Q40        2 year Tracker Variable Rate Mortgage            ER               ?
----------------------------------------------------------------------------------------------------------------
Q41        CAT Standard Variable Mortgage                                    from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q42        2 year Flexible Fixed (extending Early Repayment                  from 9 Jan 2003
           Charge)
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
Q43        2 year Flexible Fixed (extending Early Repayment                  from 9 Jan 2003
           Charge - no Help with Costs option)
----------------------------------------------------------------------------------------------------------------
Q44        2 year Flexible Fixed                                             from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q45        2 year Flexible Fixed (no Help with Costs option)                 from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q46        3 year Flexible Fixed                                             from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q47        5 year Flexible Fixed                                             from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q48        Help with Costs Special Condition Wording
           (2 versions)
----------------------------------------------------------------------------------------------------------------
R          Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------
R1         Credit Agreement Regulated by the Consumer       ACR1A/1097 on    From Oct 1997
           Credit Act 1974 - Flexible Plan                  "Original"
           ("Original" and "Copy" versions each with        ACR1B/1097 on
           Conditions on the reverse)                       "Copy"
           Northern Rock plc                                ACR1Z/1097 on
           [Used for Flexible Plan Loans up                 "Conditions"
           to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R2         Copy of Proposed Agreement Containing            ACR1Z/1097 on    From Oct 1997
           Your Right to Withdraw - Flexible Plan           "Conditions"
           (including Conditions on the reverse)
           Northern Rock plc
           [Used for Flexible Plan Loans up
           to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R3         Loan Agreement - Flexible Plan                   [ACR2A/1097 on   From Oct 1997
           (including Conditions on the reverse)            "Original" /     [Check reference of "Original"]
           Northern Rock plc                                "Copy"?]
           [Used for Flexible Plan Loans over               ACR2Z/1097 on
           (GBC25,000]                                      "Conditions"
----------------------------------------------------------------------------------------------------------------
R4         Credit Agreement Regulated by the Consumer       ADV135 10/97 on  From Oct 1997
           Credit Act 1974 - Personal Secured Loan          "Original" and
           ("Original" and "Copy" versions each with        "Copy"
           Conditions on the reverse)                       no ref on
           Northern Rock plc                                "Conditions")
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R5         Copy of Proposed Credit Agreement Containing     ADV135 10/97 on  From Oct 1998
           Notice of Your Right to Withdraw - Personal      "Advance Copy"
           Secured Loan                                     no ref on
           ("Advance Copy" version including Conditions     "Conditions")
           on the reverse)
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R6         Credit Agreement Regulated by the Consumer       ADV135 10/97 on  From Feb 1998
           Credit Act 1974 - Personal Secured Loan          "Original" and
           ("Original" and "Copy" versions each with        "Copy"
           Conditions on the reverse)                       ADV135 /02.98 on
           Northern Rock plc                                "Conditions")
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
R7         Credit Agreement Regulated by the Consumer       MAR 126 6/98 on  From Jun 1998
           Credit Act 1974                                  "Original" and
           ("Original" and "Copy" versions including        "Copy" no ref on
           Conditions on the reverse)                       "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Fixed Rate]
----------------------------------------------------------------------------------------------------------------
R8         Copy of Proposed Credit Agreement Containing     MAR 126 6/98 on  From Jun 1998
           Notice of Your Right to Withdraw                 "Advance Copy"
           ("Advance Copy" version including Conditions     no ref on
           on the reverse)                                  "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Fixed Rate]
----------------------------------------------------------------------------------------------------------------
R9         Copy of Proposed Agreement Containing            ACR2A/1097 on    From Mar 2000
           Your Right to Withdraw - Flexible Plan           "Original"
           (including Conditions on the reverse)            ACR2Z/0300 on
           Northern Rock plc                                "Conditions"
           [Used for Flexible Plan Loans up to
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R10        Credit Agreement Regulated by the Consumer       MAR 126 4/00 on  From Apr 2000
           Credit Act 1974                                  "Original" no
           ("Original" version including Conditions         ref on
           on the reverse)                                  "Conditions"
           Northern Rock plc
           [Used for Personal Secured
           Loans up to (GBP)25,000 -
           Fixed Rate]
----------------------------------------------------------------------------------------------------------------
R11        Credit Agreement Regulated by the Consumer       CA135A/0900 on   From Sep 2000
           Credit Act 1974                                  "Original"
           ("Original" and "Copy" versions each with        CA135B/0900 on
           Conditions on the reverse)                       "Copy"
           Northern Rock plc                                CA135Z/0900 on
           [Used for Personal Secured Loans up to           "Conditions"
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R12        Copy of Proposed Agreement Containing Notice     CA135C/0900 on   From Sep 2000
           of Your Right to Withdraw                        "Advance Copy"
           ("Advance Copy" version with Conditions on       CA135Z/0900 on
           the reverse)                                     "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R13        Credit Agreement Regulated by the Consumer       CA126A/0900 on   From Sep 2000
           Credit Act 1974                                  "Original"
           ("Original" and "Copy" versions each with        CA126B/0900 on
           Conditions on the reverse)                       "Copy"
           Northern Rock plc                                CA126Z/0900 on
           [Used for Personal Secured Loans                 "Conditions"
           - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R14        Copy of Proposed Agreement Containing            CA126C/0900 on   From Sep 2000
           Notice of Your Right to Withdraw                 "Advance Copy"
           ("Advance Copy" version with Conditions          CA126Z/0900 on
           on the reverse)                                  "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans
           - Variable Rate]
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
R15        Credit Agreement Regulated by the Consumer       ACR1A/1000 on    From Oct 2000
           Credit Act 1974 - Flexible Plan                  "Original"
           ("Original" and "Copy" versions each with        ACR1B/1097 on
           Conditions on the reverse)                       "Copy"
           Northern Rock plc                                ACR1Z/1097 on
           [Used for Flexible Plan Loans up to              "Conditions"
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R16        Loan Agreement - Flexible Plan                   ACR2B/1000 on    From Oct 2000
           ("Original" version with Conditions on the       "Original"
           reverse)                                         ACR2Z/1000 on
           Northern Rock plc                                "Conditions"
           [Used for Flexible Plan Loans over
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R17        Loan Agreement - Flexible Plan                   ACR2C/1000 on    From Oct 2000
           ("Original" version with Conditions on the       "Original"
           reverse)                                         ACR2Z/1000 on
           Northern Rock plc                                "Conditions"
           [Used for Flexible Plan Loans over
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R18        Credit Agreement Regulated by the CCA 1974       ADV13506/95      Jun 1995
           (Personal Secured Loans) (with Terms and
           Conditions attached)
----------------------------------------------------------------------------------------------------------------
R19        Loan Agreement (Flexible Plan) (with Terms       ADVCR2           Jul 1995
           and Conditions attached)
----------------------------------------------------------------------------------------------------------------
R20        Credit Agreement Regulated by the CCA 1974       ACR1 07/96       Jul 1996
           (Flexible Plan) with Terms and Conditions
           Attached
----------------------------------------------------------------------------------------------------------------
S          Mortgage Deeds - General
----------------------------------------------------------------------------------------------------------------
S1         Mortgage Deed (HMLR filing ref MD 144 E)         SEC 8/11.93      From Nov 1993
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
S2         Mortgage Deed (HMLR filing ref MD 144 F)         SEC 8/06.95      From Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
S3         Mortgage Deed (HMLR filing ref MD542A)           SEC 8T /08.97    From Aug 1997
           Northern Rock Building Society/Northern
           Rock plc
----------------------------------------------------------------------------------------------------------------
S4         Mortgage Deed (HMLR filing ref MD542A)           SEC 8 /10.97     From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
S5         Mortgage Deed (HMLR filing ref MD542B)           SEC 8 /10.97     From Oct 1997
           Northern Rock plc [Old logo]
----------------------------------------------------------------------------------------------------------------
S6         Mortgage Deed (HMLR filing ref MD542B)           SEC 8 /10.97     From Oct 1997
           Northern Rock plc [New logo]
----------------------------------------------------------------------------------------------------------------
S7         Mortgage Deed (HMLR filing ref MD691A)           SEC 070 07/01    From July 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
S8         Mortgage Deed - Standard (HMLR filing ref        SOL 11 07/01     From July 2001
           MD691D
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
T          Mortgage Deeds - Specialist
----------------------------------------------------------------------------------------------------------------
T1         Mortgage Deed (HMLR filing ref MD 144 G)         SEC 54/06/95     From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
T2         Mortgage Deed (relating to a Regulated           SEC 52/06/95     From Jun 1995
           Agreement under the Consumer Credit
           Act 1974) (HMLR filing ref MD 144 H) Northern Rock Building Society
           [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T3         Mortgage Deed (HMLR filing ref MD 144 J)         SEC 44/06/95     From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T4         Mortgage Deed (relating to a Regulated           SEC 52. 10/97    From Oct 1997
           Agreement under the Consumer Credit
           Act 1974) (HMLR filing ref MD 542 M)
           Northern Rock plc [Used for Flexible
           Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T5         Mortgage Deed (HMLR filing ref MD 542 L)         SEC 44. 10/97    From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T6         Mortgage Deed (HMLR filing ref 542 N)            SEC 54. 10/97    From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T7         Deed of Variation of Mortgage and Receipt for    SEC 40. 10/97    From Oct 1997
           Further Advance (HMLR filing ref MD 542 P)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
T8         Mortgage Deed (HMLR filing ref MD542 N)          SEC 54. 04.98    From Apr 1998
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T9         Mortgage Deed (relating to a Regulated           SEC 52. 03/00    From Mar 2000
           Agreement under the Consumer Credit
           Act 1974) (HMLR filing ref MD 542 M)
           Northern Rock plc [Used for Flexible
           Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T10        Mortgage Deed (HMLR filing ref MD 542L)          MD2/0900 on      From Sep 2000
           Northern Rock plc                                cover and
           [Used for Flexible Plan - Non-CCA Loans]         MD2B/0900 on
                                                            reverse
----------------------------------------------------------------------------------------------------------------
T11        Mortgage Deed (relating to a Regulated           MD1/0900 on      From Sep 2000
           Agreement under the Consumer Credit              cover and
           Act 1974) (HMLR filing ref MD 542 M)             MD1B/0900 on
           Northern Rock plc                                reverse
           [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T12        Mortgage Deed (HMLR filing ref MD 542 N)         MD3/0900         From Sep 2000
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T13        Deed of Variation of Mortgage and Receipt        SOL005 09/00     From Sep 2000.  Not used by
           for Further Advance (HMLR filing ref                              further advance dept.  Used by
           MD 542 X) Northern Rock plc                                       product transfer dept. where
                                                                             borrower is switching product
                                                                             and increasing borrowing at
                                                                             same time (only used on older
                                                                             forms of mortgage conditions
                                                                             switching from annual rest
                                                                             mortgage to a daily rest
                                                                             version).
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
T14        Deed of Variation of Mortgage and Receipt        SOL008 09/00     From Sep 2000.  Not used by
           for Further Advance (HMLR filing ref                              further advance dept.  Used by
           MD 542 Y) Northern Rock plc                                       product transfer dept. where
                                                                             borrower is switching product
                                                                             and increasing borrowing at
                                                                             same time (only used on older
                                                                             forms of mortgage conditions
                                                                             switching from annual rest
                                                                             mortgage to a daily rest
                                                                             version).
----------------------------------------------------------------------------------------------------------------
T15        Deed of Variation of Mortgage and Receipt        SEC071           From Jul 2001
           for Further Loan (HMLR filing                    July 2001
           ref MD 691 B)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
T16        Deed of Variation of Mortgage and Receipt for    SOL012/          From Jul 2001
           for Further Loan (With Guarantor)                July 2001
           (HMLR filing ref MD 691 C)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



               Part 3 Documents Used Only in the Origination of
                  Together and Together Connections Mortgages


----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------

U          Brochures
----------------------------------------------------------------------------------------------------------------
U1         [Picture of Two Forks on cover - 1] [Together]  MAR 172 2.99      From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U2         [Picture of Two Forks on cover - 1] [Together]  MAR 189 3.99      From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U3         [Picture of Two Forks on cover - 2] [Together]  MAR 237 14.6.99   From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U4         together flexible - one loan one rate one call  MAR 272/9255      From Sep 1999
           [Together Flexible]                             15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U5         together flexible - one loan one rate one call  MAR 273/9255      From Sep 1999
           -all you need to know [Together Flexible]       15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U6         take control of your money and get more out of  MAR 305/9511      From Dec 1999
           life - together [Together]                      20.12.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U7         all you need to know - together [Together]      MAR 303/9511      From Dec 1999
           Northern Rock plc                               20.12.99
----------------------------------------------------------------------------------------------------------------
U8         together - a guide to costs [Together]          MAR 174 2.99      From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U9         [all you need to know - together] [Picture of   MAR 173 2.99      From Feb 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U10        together - a guide to costs [Together]          MAR 190 3.99      From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U11        [all you need to know - together] [Picture of   MAR 192 3.99      From Mar 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U12        together - a guide to costs [Together]          MAR 238 14.6.99   From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U13        [all you need to know - together] [Picture of   MAR 239 16.6.99   From Jun 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U14        together - a guide to costs [Together]          MAR 302/9511      From Dec 1999
           Northern Rock plc                               20.12.99
----------------------------------------------------------------------------------------------------------------
U15        together flexible - a guide to costs [Together  MAR 275/9255      From Sep 1999
           Flexible]                                       15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U16        together - variable at only 6.6.9%pa 7.6%APR    MAR 306/9657      From Jan 2000
                                                           17.1.2000
----------------------------------------------------------------------------------------------------------------
U17        What is it going to cost? [Together]            MAR 302/9662      From Mar 2000
           Northern Rock plc                               4.3.2000
----------------------------------------------------------------------------------------------------------------
U18        How does it work? [Together]                    MAR 303/9662      From Mar 2000
           Northern Rock plc                               4.3.2000
----------------------------------------------------------------------------------------------------------------
U19        I want it all [Together]                        MAR 305/9662      From Mar 2000
           Northern Rock plc                               4.3.2000
----------------------------------------------------------------------------------------------------------------
U20        What is it going to cost? [Together]            MAR 302/10028     From Apr 2000
           Northern Rock plc                               27.4.2000
----------------------------------------------------------------------------------------------------------------
U21        I want it all [Together]                        MAR 305/10028     From Apr 2000
           Northern Rock plc                               27.4.2000
----------------------------------------------------------------------------------------------------------------
U22        What is it going to cost? [Together]            MAR 302/10329     From Aug 2000
           Northern Rock plc                               4.8.2000
----------------------------------------------------------------------------------------------------------------
U23        How does it work? [Together]                    MAR303/10141      From Aug 2000
           Northern Rock plc                               4.8.2000
----------------------------------------------------------------------------------------------------------------
U24        I want it all [Together]                        MAR 305/10328     From Aug 2000
           Northern Rock plc                               4.8.2000
----------------------------------------------------------------------------------------------------------------
U25        What is it going to cost? [Together]            MAR 302/10521     From Oct 2000
           Northern Rock plc                               2.10.2000
----------------------------------------------------------------------------------------------------------------
U26        What is it going to cost? [Together]            MAR 302/10715     From Nov 2000
           Northern Rock plc                               22.11.2000
----------------------------------------------------------------------------------------------------------------
U27        How does it work? [Together]                    MAR 303/10716     From Nov 2000
           Northern Rock plc                               22.11.2000
----------------------------------------------------------------------------------------------------------------
U28        I want it all [Together]                        MAR 305/10717     From Nov 2000
           Northern Rock plc                               22.11.2000
----------------------------------------------------------------------------------------------------------------
U29        I want it all [Together]                        MAR 305/10953     From Feb 2001
           Northern Rock plc                               1.2.2001
----------------------------------------------------------------------------------------------------------------
U30        What is it going to cost? [Together]            MAR 302/10999     From Feb 2001
           Northern Rock plc                               12.2.2001
----------------------------------------------------------------------------------------------------------------
U31        How does it work? [Together]                    MAR 303/11069     From Mar 2001
           Northern Rock plc                               1.3.2001
----------------------------------------------------------------------------------------------------------------
U32        Together what is it going to cost? 6th April    MAR 302 6.4.2001  From Apr 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U33        I want it all [Together]                        MAR 305/11172     From Apr 2001
           Northern Rock plc                               6.4.2001
----------------------------------------------------------------------------------------------------------------
U34        What's it going to cost? [Together              MAR 418/10935     From May 2001
           Connections] Northern Rock plc                  1.5.2001
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U35        OK Shrink My Mortgage [Together Connections]    MAR 419/10935     From May 2001
           Northern Rock plc                               1.5.2001
----------------------------------------------------------------------------------------------------------------
U36        Together what is it going to cost? 10th May     MAR 302           From May 2001
           2001 [Together]                                 10.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U37        What's it going to cost? [Together              MAR 418/11282     From May 2001
           Connections] Northern Rock plc                  10.5.2001
----------------------------------------------------------------------------------------------------------------
U38        How does it work? [Together]                    MAR 303/11290     From May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
U39        I want it all [Together]                        MAR 305/11289     From May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
U40        Now Things Get Really Interesting [Together     MAR 437/11251     From Jun 2001
           Connections]                                    01.6.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U41        Together what is it going to cost? 22nd         MAR 302           From Jun 2001
           June 2001 [Together]                            22.6.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U42        What's it going to cost? [Together              MAR 418/11457     From Jun 2001
           Connections] Northern Rock plc                  22.6.2001
----------------------------------------------------------------------------------------------------------------
U43        Together what is it going to cost?              MAR 302 2.8.2001  From Aug 2001
           2nd August 2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U44        What's it going to cost? [Together              MAR 418/11593     From Aug 2001
           Connections] Northern Rock plc                  2.8.2001
----------------------------------------------------------------------------------------------------------------
U45        How does it work? [Together]                    MAR 303/11577     From Aug 2001
           Northern Rock plc                               2.8.2001
----------------------------------------------------------------------------------------------------------------
U46        OK Shrink My Mortgage [Together Connections]    MAR 419/11578     From Aug 2001
           Northern Rock plc                               2.8.2001
----------------------------------------------------------------------------------------------------------------
U47        I want it all [Together]                        MAR 305/11603     From Aug 2001
           Northern Rock plc                               7.8.2001
----------------------------------------------------------------------------------------------------------------
U48        Together what is it going to cost? 3rd          MAR 302 3.9.2001  From Sep 2001
           September 2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U49        What's it going to cost? [Together              MAR 418/11706     From Sep 2001
           Connections] Northern Rock plc                  3.9.2001
----------------------------------------------------------------------------------------------------------------
U50        How does it work? [Together]                    MAR 303/11756     From Sep 2001
           Northern Rock plc                               10.9.2001
----------------------------------------------------------------------------------------------------------------
U51        OK Shrink My Mortgage [Together Connections]    MAR 419/11758     From Sep 2001
           Northern Rock plc                               10.9.2001
----------------------------------------------------------------------------------------------------------------
U52        I want it all [Together]                        MAR 305/11756     From Sep 2001
           Northern Rock plc                               10.9.2001
----------------------------------------------------------------------------------------------------------------
U53        Together what is it going to cost? 19th         MAR 302           From Sep 2001
           September 2001 [Together]                       19.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U54        What's it going to cost? [Together              MAR 418/11706     From Sep 2001
           Connections] Northern Rock plc                  19.9.2001
----------------------------------------------------------------------------------------------------------------
U55        Together what is it going to cost?              MAR 302           From Oct 2001
           4th October 2001 [Together]                     4.10.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U56        What's it going to cost? [Together              MAR 418/11706    From Oct 2001
           Connections] Northern Rock plc                  4.10.2001
----------------------------------------------------------------------------------------------------------------
U57        Together what is it going to cost?              MAR 302           From Nov 2001
           8th November 2001 [Together]                    8.11.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U58        What's it going to cost? [Together              MAR 418/11706     From Nov 2001
           Connections] Northern Rock plc                  8.11.2001
----------------------------------------------------------------------------------------------------------------
U59        Together what is it going to cost?              MAR 302           From Dec 2001
           5th December 2001 [Together]                    5.12.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U60        What's it going to cost? [Together              MAR 418/11706     From Dec 2001
           Connections] Northern Rock plc                  5.12.2001
----------------------------------------------------------------------------------------------------------------
U61        How does it work? [Together]                    MAR 303/12190     From Jan 2002
           Northern Rock plc                               8.1.2002
----------------------------------------------------------------------------------------------------------------
U62        I need cash with my mortgage [Together]         MAR 522/12343     From Mar 2002
                                                           11.03.2002
----------------------------------------------------------------------------------------------------------------
U63        Options for your together connections           MAR 472/12369     From Mar 2002
           Mortgage [Together Connections]                 15.3.2002
----------------------------------------------------------------------------------------------------------------
U64        Together - what's it going to cost              MAR 302           From Mar 2002
           [Together]                                      20.3.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U65        Together - what's it going to cost              MAR 302           From May 2002
           [Together]                                      10.5.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U66        Together - what's it going to cost              MAR 302           From Jul 2002
           [Together]                                      26.7.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U67        Together - what's it going to cost              MAR 302           From Aug 2002
           [Together]                                      06.8.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U68        i want to shrink my mortgage [Together          MAR 419/12891     From Aug 2002
           Connections]                                    30.8.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U69        What's it going to cost? [Together              MAR 418/11706     From Aug 2002
           Connections] Northern Rock plc                  30.8.2002
----------------------------------------------------------------------------------------------------------------
U70        Together - what's it going to cost              MAR 302           From Aug 2002
           [Together]                                      30.8.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U71        I need cash with my mortgage [Together]         MAR 522/12892     From Aug 2002
                                                           30.08.2002
----------------------------------------------------------------------------------------------------------------
U72        What's it going to cost? [Together              MAR 418/11706     From Oct 2002
           Connections] Northern Rock plc                  21.10.2002
----------------------------------------------------------------------------------------------------------------
U73        Together - what's it going to cost              MAR 302           From Oct 2002
           [Together] Northern Rock plc                    21.10.2002
----------------------------------------------------------------------------------------------------------------
U74        What's it going to cost? [Together              MAR 418/11706     From Nov 2002
           Connections] Northern Rock plc                  08.11.2002
----------------------------------------------------------------------------------------------------------------
U75        Together - what's it going to cost              MAR 302           From Nov 2002
           [Together] Northern Rock plc                    08.11.2002
----------------------------------------------------------------------------------------------------------------
U76        I want to shrink my mortgage                    MAR 625/13245     From 27 Nov 2002
           [Connections]
----------------------------------------------------------------------------------------------------------------
U77        What's it going to cost?                        MAR 630/13245     From 27 Nov 2002
           [Connections]                                   27.11.2002
----------------------------------------------------------------------------------------------------------------
U78        What's it going to cost?                        MAR 630/13499     From 10 Jan 2003
           [Connections]                                   10.01.2003
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U79        Together - what's it going to cost [Together]   MAR 302           From 10 Jan 2003
           Northern Rock plc                               10.01.2003
----------------------------------------------------------------------------------------------------------------
U80        Together - what's it going to cost [Together]   MAR 302           From 8 Feb 2003
           Northern Rock plc                               08.02.2003
----------------------------------------------------------------------------------------------------------------
U81        I need cash with my mortgage [Together]         MAR522/13728      Valid until further notice -
                                                           1.5.2003          1.5.2003
----------------------------------------------------------------------------------------------------------------
U82        What's it going to cost?                        MAR302/           Valid until further notice -
                                                           8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
U83        I need cash with my mortgage                    MAR 522/13550     Valid until further notice
                                                                             1 Mar 2003
----------------------------------------------------------------------------------------------------------------
U84        What's it going to cost?                        MAR 302           Valid until further notice
                                                                             9 Sep 2003
----------------------------------------------------------------------------------------------------------------
U85        What's it going to cost?                        MAR 203           Valid until further notice
                                                                             14 Oct 2003
----------------------------------------------------------------------------------------------------------------
U86        What's it going to cost?                        MAR 691           Valid until further notice
                                                                             14 Oct 2003
----------------------------------------------------------------------------------------------------------------
U87        What's it going to cost?                        MAR 302           Valid until further notice
                                                                             14 Oct 2003
----------------------------------------------------------------------------------------------------------------
U88        I need cash with my mortgage                    MAR 522/14518     Valid until further notice
                                                                             1 Nov 2003
----------------------------------------------------------------------------------------------------------------
U89        What's it going to cost?                        MAR 302           Valid until further notice
                                                                             17 Nov 2003
----------------------------------------------------------------------------------------------------------------
U90        What's it going to cost?                        MAR 302           Valid until further notice
                                                                             09 Dec 2003
----------------------------------------------------------------------------------------------------------------
U91        What's it going to cost?                        MAR 302           Valid until further notice
                                                                             17 Dec 2003
----------------------------------------------------------------------------------------------------------------
U92        What's it going to cost?                        MAR 302           Valid until further notice
                                                                             20 Jan 2004
----------------------------------------------------------------------------------------------------------------
U93        I need cash with my mortgage                    MAR 522A/14812    Valid until further notice
                                                                             20 Jan 2004
----------------------------------------------------------------------------------------------------------------
U94        What's it going to cost?                        MAR 302           Valid until further notice
                                                                             16 Feb 2004
----------------------------------------------------------------------------------------------------------------
U95        What's it going to cost?                        MAR 691           Valid until further notice
                                                                             09 Mar 2004
----------------------------------------------------------------------------------------------------------------
U96        What's it going to cost?                        MAR 302           Valid until further notice
                                                                             25 Mar 2004
----------------------------------------------------------------------------------------------------------------
U97        What's it going to cost?                        MAR 693           Valid until further notice
                                                                             25 Mar 2004
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U98        I need cash with my mortgage                    MAR 522/15006     Valid until further notice
                                                                             16 Apr 2004
----------------------------------------------------------------------------------------------------------------
U99        What's it going to cost?                        MAR 691           Valid until further notice
                                                                             12 May 2004
----------------------------------------------------------------------------------------------------------------
U100       What's it going to cost?                        MAR 691           Valid until further notice
                                                                             2 June 2004
----------------------------------------------------------------------------------------------------------------
U101       What's it going to cost?                        MAR 302           Valid until further notice
                                                                             2 June 2004
----------------------------------------------------------------------------------------------------------------
U102       What's it going to cost?                        MAR 691           Valid until further notice
                                                                             22 June 2004
----------------------------------------------------------------------------------------------------------------
U103       What's it going to cost?                        MAR 691           Valid until further notice
                                                                             09.07.04
----------------------------------------------------------------------------------------------------------------
U104       What's it going to cost?                        MAR 302           Valid until further notice
                                                                             9 July 2004
----------------------------------------------------------------------------------------------------------------
U105       What's it going to cost?                        MAR 302           Valid until further notice
                                                                             22 July 2004
----------------------------------------------------------------------------------------------------------------
U106       What's it going to cost?                        MAR 302           Valid until further notice
                                                                             16 August 2004
----------------------------------------------------------------------------------------------------------------
V          Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------
V1         Get It Together Application Form - Together     MAR176 2/99       From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V2         Get It Together Application Form - Together     MAR198 3/99       From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V3         Get It Together Application Form - Together     MAR242 6/99       From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V4         Get It Together Application Form - Together     MAR271/9255 and   From Sep 1999
           Flexible                                        9/99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V5         Get It Together Application Form - Together     MAR304/9511 and   From Dec 1999
           Northern Rock plc                               12/99
----------------------------------------------------------------------------------------------------------------
V6         Get It Together Application Form                MAR304. 6/00      From Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
           NB From Aug 2002 the Mortgage Application
           Forms from L16 appear to also be used for
           the Together/Together Connections products.
----------------------------------------------------------------------------------------------------------------
W          Together Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------
W1         Credit Agreement Regulated by the Consumer      DDL1/0299 on      From Feb 1999
           Credit Act 1974 - Drawdown Loan -Original,      Original
           First and Second Copies (each with Terms        DDL2/0299 on
           and Conditions)                                 First Copy
           Northern Rock plc                               DDL3/0299 on
           [Used for Together Flexible Loans up            Second Copy
           to (GBP)25,000]                                 DDLB/0299 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
W2         Credit Agreement Regulated by the Consumer      TFCA1/1099 on     From Oct 1999
           Credit Act 1974 - Drawdown Loan - Original,     Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms     TFCA2/1099 on     Flexible Mortgages.
           and Conditions)                                 First Copy
           Northern Rock plc                               TFCA3/1099 on
           [Used for Together Flexible Loans up            Second Copy
           to (GBP)25,000]                                 TFCAB/1099 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W3         Credit Agreement Regulated by the Consumer      TFIX1/0200 on     From Feb 2000
           Credit Act 1974 - Together Fixed - Original,    Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms     TFIX2/0200 on     Fixed Mortgages.]
           and Conditions on reverse)                      First Copy
           Northern Rock plc                               TFIX3/0200 on
           [Used for Together Fixed Loans up to            Second Copy
           (GBP)25,000]                                    TFIXB/0200 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W4         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From Feb 2000
           Credit Act 1974 - Together Variable -           Original          [In conjunction with Together
           Original, First Copy and Second Copy            TVCA2/0200 on     Variable Mortgages.]
           (each with Terms and Conditions on reverse)     First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up            Second Copy
           to (GBP)25,000]                                 TVCAB/0200 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W5         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From Jan 2001
           Credit Act 1974 - Together Variable -           Original          [In conjunction with Together
           Original, First Copy and Second Copy            TVCA2/0200 on     Variable Mortgages.]
           (each with Terms and Conditions on reverse)     First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up            Second Copy
           to (GBP)25,000]                                 TVCAB/0101 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W6         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From May 2001
           Credit Act 1974 - Together Variable -           Original          [In conjunction with Together
           Original, First Copy and Second Copy            TVCA2/0200 on     Variable Mortgages.]
           (each with Terms and Conditions on reverse)     First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up to         Second Copy
           (GBP)25,000]                                    TVCAB/0501 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W7         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From Aug 2001
           Credit Act 1974 - Together Variable -           Original          [In conjunction with Together
           Original, First Copy and Second Copy            TVCA2/0200 on     Variable Mortgages.]
           (each with Terms and Conditions on reverse)     First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up to         Second Copy
           (GBP)25,000]                                    TVCAB/0801 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
W8         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From Aug 2001
           Credit Act 1974 - Together Variable -           Original          [In conjunction with Together
           Original, First Copy and Second Copy            TVCA2/0200 on     Variable Mortgages.]
           (each with Terms and Conditions on reverse)     First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up to         Second Copy
           (GBP)25,000]                                    TVCAB/1001 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W9         Credit Agreement Regulated by the Consumer      CATC/0502 on      From May 2002
           Credit Act 1974 - Drawdown Loan -Original,      Original, First
        First and Second Copies (each with Terms and Copy, Second Copy
                         Conditions) and on Conditions
                               Northern Rock plc
                    [Used for Together Flexible Loans up to
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
W10        Credit Agreement Regulated by the Consumer      ABTC/0802 on      From Aug
           2002 Credit Act 1974 - Together Fixed -         Original, First   [In conjunction with Together
           Original, First Copy and Second Copy            Copy, Second      Fixed Mortgages.]
           (each with Terms and Conditions on              Copy and on
           reverse) and on Conditions                      Conditions
           Northern Rock plc
           [Used for Together Fixed Loans up to
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
W11        Credit Agreement Regulated by the Consumer      TVCAB/0902 on     From Sep 2002
           Credit Act 1974 - Together Variable -           Original, First   [In conjunction with Together
           Original, First Copy and Second Copy            Copy, Second      Variable Mortgages.]
           (each with Terms and Conditions on              Copy and on
           reverse)                                        Conditions
           Northern Rock plc
           [Used for Together Variable Loans up to
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
W12        Credit Agreement Regulated by the Consumer      03/02 on          From Mar 2002
           Credit Act 1974 - Original, First Copy and      Original, First
           Second Copy                                     Copy and Second
           "MPU" Drawdown Loan Agreement                   Copy
           Northern Rock plc                               CATC/0502 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W13        Credit Agreement Regulated by the Consumer                        From Aug 2002
           Credit Act 1974 - Together Variable -
           Original, First Copy and Second Copy
           "MPU" Unsecured Loan Agreement
           Northern Rock plc
           [Incorporates "where applicable" Together
           Connection Conditions]
----------------------------------------------------------------------------------------------------------------
W14        Credit Agreement Regulated by the Consumer      TFWT/0703         From July 2003
           Credit Act 1974 - Together Fixed with
           Tracker - Original, First Copy, Second Copy
           and Terms and Conditions
           Northern Rock plc
           [New version of Together Credit Agreement
           for Fixed Rate with Follow on BOE Tracker -
           Product first introduced 25.7.03.
           Runs alongside existing Together
           (Variable & Fixed Rate versions)
           Credit Agreement]
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
X          Conditions for Together products
           (including Together Connection Options
           - eg Savings Account Applications/
           Agreements etc)
----------------------------------------------------------------------------------------------------------------
X1         Together Variable - Credit Card Application     [  ]              From [   ]
           (with Terms and Conditions on reverse)                            [In conjunction with Together
           Northern Rock plc                                                 Variable Mortgages.
----------------------------------------------------------------------------------------------------------------
X2         Together Variable - Credit Card Application     CV4/1000          From Oct 2000
           (with Terms and Conditions on reverse)                            [In conjunction with Together
           Northern Rock plc                                                 Variable Mortgages.
                                                                             [REQUEST BETTER COPY]
----------------------------------------------------------------------------------------------------------------
X3         Northern Rock Credit Card Application Form      MAR 151/M9C       From Mar 1999
           (with Terms and Conditions)                     22.3.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X4         Together Connection Conditions                  MAR422 1.5.01     From Jan 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X5         Northern Rock Mortgage Credit Card              [CCL/80A/2]       From Mar 2001
           (with Terms and Conditions on reverse)          (CCL/ATA/2
           Northern Rock plc                               15.3.2001 on
                                                           Conditions)
----------------------------------------------------------------------------------------------------------------
X6         together connections Save Direct Terms and      MAR 435/11676     From May 2001
           Conditions                                      1.5.2001
----------------------------------------------------------------------------------------------------------------
X7         together connections Current Account Terms      MAR 436/11333     From May 2001
           and Conditions                                  1.5.2001
----------------------------------------------------------------------------------------------------------------
X8         Northern Rock Credit Card Application Form      MAR 341 9.7.2001  From Jul 2001
           (with Terms and Conditions on reverse)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X9         Options for Your together connection Mortgage   MAR 472/12369     From Mar 2002
           [leaflet]                                       15.3.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X10        Together Connection Conditions                  MAR 422 7.8.02    From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X10(a)     Together Connection Conditions                  MAR 631           From Nov 2002
           Northern Rock plc                               27.11.02
----------------------------------------------------------------------------------------------------------------
X11        Sample Special Conditions for Together                            From 30 Aug 2002
           Connections Mortgage (incorporating Doc X4                        (including New Mortgage Product
           by reference)                                                     Statement of Requirements memo)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X12        Sample Special Conditions for Together Mortgage                   From 30 Aug 2002
           (5 Year Flexible Tracker Rate)                                    (including New Mortgage Product
           Northern Rock plc                                                 Statement of Requirements memo)
----------------------------------------------------------------------------------------------------------------
X13        Together Connection Savings Options Form        MAR 635/1.03      From Jan 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X14        Covering Letter to Borrower enclosing
           Together Connections Options Docs X9
           and X13
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X15        Sample Covering Letter to Borrower regarding    31 Oct 2002       Mr P Livingstone and Miss C M
           Completion of a Together Connections Loan                         Bell (App No 10374507)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
X16        Sample Special Conditions for Together Variable                   from 9 Jan 2003
           loans
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X17        Sample Special Conditions for Together                            from 9 Jan 2003
           Connections mortgage loans - 5 year discounted
           tracker
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X18        Sample Special Conditions for Together Fixed                      from 9 Jan 2003
           mortgage loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X19        Sample Special Conditions for Together                            from 9 Jan 2003
           Exclusives Fixed mortgage loans - 2, 3, 5 and 7 year fixed Northern
           Rock plc
----------------------------------------------------------------------------------------------------------------
X20        Sample Special Conditions for Together                            from 9 Jan 2003
           Exclusives mortgage loans
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X21        Connections Terms And Conditions                MAR 633/14478     Valid until further notice
                                                                             1.1.2004
           Save Direct
----------------------------------------------------------------------------------------------------------------
X22        Connections Terms And Conditions                MAR 633/14478     Valid until further notice
                                                                             1.1.2004
           Save Direct
----------------------------------------------------------------------------------------------------------------
Y          Mortgage Deeds
----------------------------------------------------------------------------------------------------------------
Y1         Mortgage Deed (HMLR filing ref MD 542Q)                           From Feb 1999
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y2         Mortgage Deed (HMLR filing ref MD 542T)         SOL 1             From Oct 1999 ?
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y3         Mortgage Deed (HMLR filing ref MD542Q)                            From Feb 1999
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y4         Mortgage Deed (HMLR filing ref MD542T)          SOL 1             From Oct 1999
           Northern Rock plc [Together Flexible]
----------------------------------------------------------------------------------------------------------------
Y5         Mortgage Deed (HMLR filing ref MD542T)          SOL 1 08/00.      From Aug 2000
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y6         Mortgage Deed (HMLR filing ref MD542Z)          SOL 1 02/01.      From Feb 2001
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Z          Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------
Z1         [Together Mortgage - Reminder of documents
           to be sent with Report on Title]
----------------------------------------------------------------------------------------------------------------
Z2         [Notice - Unsecured funds not available for     UE1/0700          From Jul 2000
           purchase of property]
----------------------------------------------------------------------------------------------------------------
Z3         "Together" Flexible Loan Drawdown Loan
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------
Z4         "Together" Flexible Loan Drawdown Loan          TFDA/0700         From Jul 2000
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
Z5         "Together" Loan Drawdown Loan Agreement -       TFDA/0501         From May 2001
           Addendum to Instructions to Solicitors/
           Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------
Z6         Loan Drawdown Loan Agreement - Addendum to      A2S/0502          From May 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------
Z7         Drawdown Loan Agreement - Addendum to           A2S/0702          From Jul 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------



                             Part 5 Personal Loans


----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA         Personal Loans
----------------------------------------------------------------------------------------------------------------
AA1        Personal Loans - An Introduction                DEV 376           From 1 Apr 1996
           Northern Rock Building Society                  01.4.1996
----------------------------------------------------------------------------------------------------------------
AA2        Secured Personal Loans - An Introduction        DEV 456           From 1 Jul 1997
           Northern Rock Building Society                  01.7.1997
----------------------------------------------------------------------------------------------------------------
AA3        NOT USED
----------------------------------------------------------------------------------------------------------------
AA4        Secured Personal Loans - An Introduction        MAR 3             From 1 Oct 1997
           Northern Rock plc                               01.10.1997
----------------------------------------------------------------------------------------------------------------
AA5        Secured Personal Loans - An Introduction        MAR 3             From 15 Dec 1997
           Northern Rock plc                               15.12.1997
----------------------------------------------------------------------------------------------------------------
AA6        Secured Personal Loans - An Introduction        MAR 3             From 12 Feb 1998
           Northern Rock plc                               12.2.1998
----------------------------------------------------------------------------------------------------------------
AA7        Secured Personal Loans - An Introduction        MAR 3/8208        From 1 Jun 1998
           Northern Rock plc                               01.06.1998
----------------------------------------------------------------------------------------------------------------
AA8        Secured Personal Loans - An Introduction        MAR 3/9195        From 20 Aug 1999
           Northern Rock plc                               20.8.1999
----------------------------------------------------------------------------------------------------------------
AA9        Give me the Facts - Secured Loans Explained     MAR 3/9668        From 4 Mar 2000
           Northern Rock plc                               04.3.2000
----------------------------------------------------------------------------------------------------------------
AA10       Give me the Facts - Secured Loans Explained     MAR 3/11279       From 10 May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
AA11       Secured Loans Explained                         MAR 3/12506       From 4 May 2002
           Northern Rock plc                               04.5.2002
----------------------------------------------------------------------------------------------------------------
AA12       We can fix it - A Secured Personal Loan         MAR 124/8813      From 1 Jun 1998
           Northern Rock plc                               01.6.1998
----------------------------------------------------------------------------------------------------------------
AA13       We can fix it - A Secured Personal Loan         MAR 125/8664      From 22 Jan 1999
           Northern Rock plc                               22.1.1999
----------------------------------------------------------------------------------------------------------------
AA14       We can fix it - A Secured Personal Loan         MAR 125/9459      From 1 Nov 1999
           Northern Rock plc                               01.11.1999
----------------------------------------------------------------------------------------------------------------
AA15       We can fix it - A Secured Personal Loan         MAR 125/9714      From 17 Jan 2000
           Northern Rock plc                               17.1.2000
----------------------------------------------------------------------------------------------------------------
AA16       Let Me Plan Ahead - Secured Loans               MAR 125/11038     From 21 Feb 2001
           with a Fixed Rate                               21.2.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA17       Let Me Plan Ahead - Secured Loans               MAR 125/11216     From 6 Apr 2001
           with a Fixed Rate                               06.4.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA18       Let Me Plan Ahead - Secured Loans               MAR 125/11815     From 19 Sept 2001
           with a Fixed Rate                               19.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA19       I Want to Plan Ahead - Secured Loans with       MAR 125/12507     From May 2002
           a Fixed Rate                                    May 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA20       Secured Personal Loans - A guide to costs       DEV 220           From 14 Jul 1995
           Northern Rock Building Society                  14.7.1995
----------------------------------------------------------------------------------------------------------------
AA21       Secured Personal Loans - A guide to costs       DEV 220           From 16 Oct 1995
           Northern Rock Building Society                  16.10.1995
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA22       Secured Personal Loans - A guide to costs       DEV 220           From 28 Nov 1995
           Northern Rock Building Society                  28.11.1995
----------------------------------------------------------------------------------------------------------------
AA23       Secured Personal Loans - A guide to costs       DEV 220           From 15 Feb 1995
           Northern Rock Building Society                  15.2.1996
----------------------------------------------------------------------------------------------------------------
AA24       Secured Personal Loans - A guide to costs       DEV 376           From 1 Apr 1996
           Northern Rock Building Society                  01.4.1996
----------------------------------------------------------------------------------------------------------------
AA25       Secured Personal Loans - A guide to costs       DEV 377           From 22 Apr 1996
           Northern Rock Building Society                  22.4.1996
----------------------------------------------------------------------------------------------------------------
AA26       Secured Personal Loans - A guide to costs       DEV 377           From 25 Aug 1996
           Northern Rock Building Society                  25.8.1996
----------------------------------------------------------------------------------------------------------------
AA27       Secured Personal Loans - A guide to costs       DEV 377           From 23 Oct 1996
           Northern Rock Building Society                  23.10.1996
----------------------------------------------------------------------------------------------------------------
AA28       Secured Personal Loans - A guide to costs       DEV 377           From 3 Jan 1997
           Northern Rock Building Society                  03.1.1997
----------------------------------------------------------------------------------------------------------------
AA29       Secured Personal Loans - A guide to costs       DEV 377           From 1 Mar 1997
           Northern Rock Building Society                  01.3.1997
----------------------------------------------------------------------------------------------------------------
AA30       Secured Personal Loans - A guide to costs       DEV 377           From 7 Apr 1997
           Northern Rock Building Society                  07.4.1997
----------------------------------------------------------------------------------------------------------------
AA31       Secured Personal Loans - A guide to costs       DEV 377           From 1 May 1997
           Northern Rock Building Society                  01.5.1997
----------------------------------------------------------------------------------------------------------------
AA32       Secured Personal Loans - A guide to costs       DEV 457           From 23 Jul 1997
           Northern Rock Building Society                  23.7.1997
----------------------------------------------------------------------------------------------------------------
AA33       Secured Personal Loans - A guide to costs       DEV 457           From 18 Aug 1997
           Northern Rock plc                               18.8.1997
----------------------------------------------------------------------------------------------------------------
AA34       Secured Personal Loans - A guide to costs       MAR 4             From 1 Oct 1997
           Northern Rock plc                               01.10.1997
----------------------------------------------------------------------------------------------------------------
AA35       Secured Personal Loans - A guide to costs       MAR 4             From 1 Dec 1997
           Northern Rock plc                               01.12.1997
----------------------------------------------------------------------------------------------------------------
AA36       Secured Personal Loans - A guide to costs       MAR 4/8208        From 1 Jun 1998
           Northern Rock plc                               01.6.1998
----------------------------------------------------------------------------------------------------------------
AA37       Secured Personal Loans - A guide to costs       MAR 4/8267        From 3 Jul 1998
           Northern Rock plc                               03.7.1998
----------------------------------------------------------------------------------------------------------------
AA38       Secured Personal Loans - A guide to costs       MAR 4/8748        From 1 Jan 1999
           Northern Rock plc                               01.2.1999
----------------------------------------------------------------------------------------------------------------
AA39       Secured Personal Loans - A guide to costs       MAR 4/9155        From 24 Jul 1999
           Northern Rock plc                               24.7.1999
----------------------------------------------------------------------------------------------------------------
AA40       Secured Personal Loans - A guide to costs       MAR 4/9358        From 1 Oct 1999
           Northern Rock plc                               01.10.1999
----------------------------------------------------------------------------------------------------------------
AA41       Secured Personal Loans - A guide to costs       MAR 4/9680        From 5 Feb 2000
           Northern Rock plc                               05.2.2000
----------------------------------------------------------------------------------------------------------------
AA42       Give me the figures - Secured Loan Costs in     MAR 4/9668        From 4 Mar 2000
           Black and White                                 04.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA43       Give me the figures - Secured Loan Costs in     MAR 4/11007       From 3 Mar 2001
           Black and White                                 03.3.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA44       Give me the figures - Secured Loan Costs in     MAR 4/11138       From 1 May 2001
           Black and White                                 01.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA45       Give me the figures - Secured Loan Costs in     MAR 4/11313       From 10 May 2001
           Black and White                                 10.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA46       Give me the figures - Secured Loan Costs in     MAR 4/11619       From 1 Sept 2001
           Black and White                                 01.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA47       Give me the figures - Secured Loan Costs in     MAR 4/11814       From 6 Oct 2001
           Black and White                                 06.10.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA48       Give me the figures - Secured Loan Costs in     MAR 4/12015       From 8 Nov 2001
           Black and White                                 08.11.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA49       Give me the figures - Secured Loan Costs in     MAR 4/12449       From 1 Dec 2001
           Black and White                                 01.12.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA50       Secured Loans - Costs in Black and White        MAR4/13517        Valid until further notice
           Northern Rock plc                               8.2.03            8.2.03
----------------------------------------------------------------------------------------------------------------
AA51       Secured Personal Loans - A guide to costs.      Dev. 220          Valid until further notice
                                                                             1 Jan 95
----------------------------------------------------------------------------------------------------------------
AA52       Flexible borrowing on your mortgage - Secured   Dev. 182          Valid until further notice
           Personal Loans. The Flexible Plan                                 1 Jan 95
----------------------------------------------------------------------------------------------------------------
AA53       Borrowing a fixed amount on your mortgage -     Dev. 181          Valid until further notice
           Secured Personal Loans. The Fixed Sum Plan                        1 Jan 95
----------------------------------------------------------------------------------------------------------------
AA54       Secured Personal Loans - A guide to costs       Dev. 220          Valid until further notice
                                                                              12 Jun 95
----------------------------------------------------------------------------------------------------------------
AA55       Secured Personal Loans - The Flexible Plan      Dev. 182          Valid until further notice
                                                                              12 Jun 95
----------------------------------------------------------------------------------------------------------------
AA56       Secured Personal Loans - The Fixed Sum Plan -   Dev. 181          Valid until further notice
           Hard to Beat                                                       12 Jun 95
----------------------------------------------------------------------------------------------------------------
AA57       Secured Personal Loans - The Fixed Sum Plan -   Dev. 181          Valid until further notice
           Hard to Beat                                                      28 Nov 95
----------------------------------------------------------------------------------------------------------------
AA58       Deed of Variation of Mortgage and Receipt for   SEC40/10.97       Oct 1997
           Further Advance
----------------------------------------------------------------------------------------------------------------
AA59       Deed of Variation of Security and Receipt for   ADV152./10.97     Oct 1997
           Further Advance
----------------------------------------------------------------------------------------------------------------
AA60       Receipt for Further Advance                     ADV60./10.97      Oct 1997
----------------------------------------------------------------------------------------------------------------
AA61       Report on Title (Scotland)                      ADV268./10.97     Oct 1997
----------------------------------------------------------------------------------------------------------------
AA62       Standard Security                               SEC53/10.97       Oct 1997
----------------------------------------------------------------------------------------------------------------
AA58       Secured Personal Loans - A guide to costs -     MAR 4/8748        Valid until further notice
           Hard to Beat                                                      1 Feb 99
----------------------------------------------------------------------------------------------------------------
AA59       Mortgage Deed (Flexible Plan) - 3 Copies        MD1/0900          Sep 2000
----------------------------------------------------------------------------------------------------------------
AA60       Mortgage Deed (Flexible Plan) - 3 Copies        MD3/0900          Sep 2000
----------------------------------------------------------------------------------------------------------------
AA61       Changes in Ownership of Mortgaged Property      ADV54.11/00       Nov 2000
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA62       Pay Safe - Payment Protection                   MAR8/11165        Valid until further notice
                                                                             1 May 2001
----------------------------------------------------------------------------------------------------------------
AA63       Re-Advance/Further Advance Receipt              SEC37/07.01       Jul 2001
----------------------------------------------------------------------------------------------------------------
AA64       The Mortgage Code - You and your mortgage       03/02             Mar 2002
----------------------------------------------------------------------------------------------------------------
AA65       I want to plan ahead - Secured Loans with a     MAR125/12507      Valid until further notice
           Fixed Rate
                                                                             4 May 2002
----------------------------------------------------------------------------------------------------------------
AA66       Tell a Friend about our Mortgages and(GBP)50 could MAR507/12836      Valid until further notice
           be yours
                                                                              Jul  2002
----------------------------------------------------------------------------------------------------------------
AA67       Insurance - I need you to be there sometimes    MAR389/12950      Valid until further notice
                                                                             Sep 2002
----------------------------------------------------------------------------------------------------------------
AA68       Loan Agreement (Flexible Plan) - 3 Copies       ACR2Z/0103        Jan 2003
                                                           (ACR2A/1000,
                                                           ACR2B/1000,
                                                           ACR2C/1000)
----------------------------------------------------------------------------------------------------------------
AA69       Credit Agreement Regulated by the Consumer      ACR1Z/0103        Jan 2003
           Credit Act 1974 (Flexible Plan) - 3 Copies      (ACR1A/1000,
                                                           ACR1B/1000,
                                                           ACR1C/1000)
----------------------------------------------------------------------------------------------------------------
AA70       Credit Agreement Regulated by Consumer Credit   ACR3Z/0103        Jan 2003
           Act 1974 - 3 Copies
----------------------------------------------------------------------------------------------------------------
AA71       Secured Loans Explained                         MAR3/13518        Valid until further notice
                                                                             7 Feb 2003
----------------------------------------------------------------------------------------------------------------
AA72       Credit Agreement Regulated by the Consumer      MD1/0900          19 Feb 2003
           Credit Act 1974 (Omiga Flexible Plan) +
           Mortgage Deed
----------------------------------------------------------------------------------------------------------------
AA73       Credit Agreement Regulated by the Consumer      SEC54/04.98       19 Feb 2003
           Credit Act 1974 (Omiga PSL Base) + Mortgage
           Deed
----------------------------------------------------------------------------------------------------------------
AA74       Credit Agreement Regulated by the Consumer      SEC54/04.98       19 Feb 2003
           Credit Act 1974 (Omiga PSL Fixed) + Mortgage
           Deed
----------------------------------------------------------------------------------------------------------------
AA75       Secured Loans - Costs in Black and White        MAR 4/14011       Valid until further notice
                                                                             14 Jul 03
----------------------------------------------------------------------------------------------------------------
AA76       Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS01/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA77       Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS02/
           re. Loan Documents for Signature                AG/*
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA78       Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS03/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA79       Pro-forma Letter from A Gadomski                (PLN)/PERS04/AG/*
           re. Further Advance
----------------------------------------------------------------------------------------------------------------
AA80       Form attached to (PLN)/PERS04/AG/*              (PLN)/PERS05/AG/*
----------------------------------------------------------------------------------------------------------------
AA81       Pro-forma Letter from from A Gadomski           (PLN)/PERS06/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA82       Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS06R
           Secured Loan                                     A/AG/*
----------------------------------------------------------------------------------------------------------------
AA83       Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS07/AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA84       Pro-forma Letter from A Gadomski re.            (PLN)/PERS08/AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA85       pro-forma Deed of Postponement                  (PLN)/PERS09
----------------------------------------------------------------------------------------------------------------
AA86       Pro-forma Deed of Postponement                  (PLN)/PERS10
----------------------------------------------------------------------------------------------------------------
AA87       Pro-forma Deed of Postponement                  (PLN)/PERS10A
----------------------------------------------------------------------------------------------------------------
AA88       Pro-forma Letter from A Gadomski re.            (PLN)/PERS11/AG/*
           Repayment of Loan
----------------------------------------------------------------------------------------------------------------
AA89       Pro-forma Letter from A Gadomski re.            (PLN)/PERS11A/AG/*
           Repayment of Loan
----------------------------------------------------------------------------------------------------------------
AA90       Pro-forma Letter from A Gadomski re.            (PLN)/PERS12/AG/*
           Application for Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA91       Mortgage Deed (Relating to a Regulated          MD2/0900 and
           Agreement under the Consumer Credit             MD2B/0900
           Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA92       Credit Agreement regulated by the Consumer      CA127Z/0900
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA93       Credit Agreement regulated by the Consumer      CA126Z/0103
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA94       Credit Agreement Regulated by the Consumer      CA138Z/0900
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA95       Credit Agreement regulated by the Consumer      CA125Z/0102
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA96       Re-Advance/Further Advance Receipt (Omiga
           Further Advance)
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA97       Deed of Variation of Mortgage and
           Receipt for Further Advance
           (Omiga Further Advance)
----------------------------------------------------------------------------------------------------------------
AA98       English Flexible Plan Paragraphs
----------------------------------------------------------------------------------------------------------------
AA99       English PSL Paragraphs
----------------------------------------------------------------------------------------------------------------
AA100      Further Advance Paragraphs
----------------------------------------------------------------------------------------------------------------
AA101      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS13/AG/*
           re. Offer of Further Advance
----------------------------------------------------------------------------------------------------------------
AA102      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS14/AG/*
           re. Further Advance Application
----------------------------------------------------------------------------------------------------------------
AA103      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS15/AG/*
           re. Further Advance Application
----------------------------------------------------------------------------------------------------------------
AA104      Pro-forma Letter from A Gadomski                (PLN)/PERS16/AG/*
           re. Further Advance
----------------------------------------------------------------------------------------------------------------
AA105      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS17/AG/*
           re. Offer of Further Advance
----------------------------------------------------------------------------------------------------------------
AA106      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS18/AG/*
           re. Further Advance Application
----------------------------------------------------------------------------------------------------------------
AA107      Pro-forma Letter from A Gadomski re.            (PLN)/PERS19/AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA108      Deed of Postponement                            (PLN)/PERS20
----------------------------------------------------------------------------------------------------------------
AA109      Deed of Postponement                            (PLN)/PERS21
----------------------------------------------------------------------------------------------------------------
AA110      Deed of Postponement                            (PLN)/PERS21A
----------------------------------------------------------------------------------------------------------------
AA111      Deed of Postponement                            (PLN)/PERS21A
----------------------------------------------------------------------------------------------------------------
AA112      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS22/AG/*
           re. Further Advance
----------------------------------------------------------------------------------------------------------------
AA113      Pro-forma Letter from A Gadomski re.            (PLN)/PERS22A/AG/*
           Additional Advance
----------------------------------------------------------------------------------------------------------------
AA114      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS24A/AG/*
           re. Personal Secured Loan, Further Advance
----------------------------------------------------------------------------------------------------------------
AA115      Pro-forma Letter from A Gadomski re.            (PLN)/PERS25AG/*
           Repayment of Loan
----------------------------------------------------------------------------------------------------------------
AA116      Pro-forma Letter from A Gadomski re.            (PLN)/PERS26AG/*
           Personal Secured Loan

----------------------------------------------------------------------------------------------------------------
AA117      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS28AG/*
           re. Additional Advance Application
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA118      Pro-forma Letter from A Gadomski re.            (PLN)/PERS30AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA119      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS31AG/*
           re. Redemption Figure Request
----------------------------------------------------------------------------------------------------------------
AA120      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS37AG/*
           re. Application for Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA121      Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS39AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA122      Form acknowledging receipt of advance           (PLN)/PERS40
----------------------------------------------------------------------------------------------------------------
AA123      Form re. Certificate of Consent                 (PLN)/PERS41
----------------------------------------------------------------------------------------------------------------
AA124      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS50AG/*
           re. Release and Discharge
----------------------------------------------------------------------------------------------------------------
AA125      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS51/AG/*
           re. Release and Discharge
----------------------------------------------------------------------------------------------------------------
AA126      Application for a Further Advance Loan          (PLN)/PERS38/AG/*
----------------------------------------------------------------------------------------------------------------
AA127      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS52/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA128      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS53/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA129      Deed of Postponement                            (PLN)/PERS21B
----------------------------------------------------------------------------------------------------------------
AA130      Deed of Postponement                            (PLN)/PERS10B
----------------------------------------------------------------------------------------------------------------
AA131      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX01/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA132      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX02/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA133      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX03/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA134      Application for Flexible Plan Loan              (PLN)/FLEX04/SO/*
----------------------------------------------------------------------------------------------------------------
AA135      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX05/AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA136      Deed of Postponement                            (PLN)/FLEX06
----------------------------------------------------------------------------------------------------------------
AA137      Deed of Postponement                            (PLN)/FLEX07
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA138      Deed of Postponement                            (PLN)/FLEX07A
----------------------------------------------------------------------------------------------------------------
AA139      Pro-forma Letter from A Gadomski re. Repayment  (PLN)/FLEX08/AG/*
           of Loan
----------------------------------------------------------------------------------------------------------------
AA149      Pro-forma Letter from A Gadomski re. Repayment  (PLN)/FLEX08
           of Loan                                         A/AG/*
----------------------------------------------------------------------------------------------------------------
AA141      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX09/AG/*
           Application from Borrower
----------------------------------------------------------------------------------------------------------------
AA142      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX10/AG/*
           Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA143      Pro-forma Letter from A Gadomski re. Personal   (PLN)/FLEX11/AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA144      Extract from Title Deeds                        (PLN)/FLEX12/SO/*
----------------------------------------------------------------------------------------------------------------
AA145      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX13/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA146      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX14/AG/*
           Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA147      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX14R
           Plan Loan                                       A/AG/*
----------------------------------------------------------------------------------------------------------------
AA148      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX15/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA149      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX15R
           Plan Loan                                       A/AG/*
----------------------------------------------------------------------------------------------------------------
AA150      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX16/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA151      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX24/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA152      Pro-forma Letter from A Gadomski  re. Title     (PLN)/FLEX25/AG/*
           Deeds
----------------------------------------------------------------------------------------------------------------
AA153      Pro-forma Letter from A Gadomski  re. Title     (PLN)/FLEX25A/AG/*
           Deeds
----------------------------------------------------------------------------------------------------------------
AA154      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX26/AG/*
           re. Proposed Further Advance
----------------------------------------------------------------------------------------------------------------
AA155      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX27/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA156      Pro-forma Letter from A Gadomski re. Further    (PLN)/FLEX26B/AG/*
           Advance Loan
----------------------------------------------------------------------------------------------------------------
AA157      Pro-forma Letter from A Gadomski re. Further    (PLN)/FLEX26A/AG/*
           Advance Loan
----------------------------------------------------------------------------------------------------------------
AA158      Pro-forma Letter from A Gadomski re. Further    (PLN)/FLEX25B/AG/*
           Advance Loan
----------------------------------------------------------------------------------------------------------------
AA159      Pro-forma Letter from A Gadomski re. Property   (PLN)/FLEX25C/AG/*
----------------------------------------------------------------------------------------------------------------
AA160      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX28/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA161      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX29/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA162      Deed of Postponement                            (PLN)/FLEX07B
----------------------------------------------------------------------------------------------------------------
AA163      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX26/AG/*
           re. Proposed Further Advance
----------------------------------------------------------------------------------------------------------------
AA164      Certificate of Consent
----------------------------------------------------------------------------------------------------------------
AA165      Loan Agreement (Flexible Plan - Scotland) - 3   ACR4Z/0103
           Copies
----------------------------------------------------------------------------------------------------------------
AA166      Omiga/BMA Branch Pack - For Your Reference
----------------------------------------------------------------------------------------------------------------
AA167      Secured Personal Loan Application Form          ADV031            6.2004
----------------------------------------------------------------------------------------------------------------




                         Part 5 Non-material documents


----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
BB
----------------------------------------------------------------------------------------------------------------
BB1        Instructions to Solicitors - Fixed Sum Plan     ADV 269 5.98      From May 1998
           (Scotland)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB2        Instructions to Solicitors - Fixed Sum Plan     ADV 269a 5.98     From May 1998
           (Scotland)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB3        Deed of Variation of Security and Receipt       SOL009 09/00      From Sep 2000.  Not used by
           for Further Advance (Scotland)                                    further advance dept.  Used by
           Northern Rock plc                                                 product transfer dept. where
                                                                             borrower is switching product
                                                                             and increasing borrowing at
                                                                             same time (only used on older
                                                                             forms of mortgage conditions
                                                                             switching from annual rest
                                                                             mortgage to a daily rest version.
----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
BB4        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11665     From 3 Sep 2001
           Northern Rock plc                               03.9.2001
----------------------------------------------------------------------------------------------------------------
BB5        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11794     From 19 Sep 2001
           Northern Rock plc                               19.9.2001
----------------------------------------------------------------------------------------------------------------
BB6        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11856     From 4 Oct 2001
           Northern Rock plc                               04.10.2001
----------------------------------------------------------------------------------------------------------------
BB7        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11974     From 8 Nov 2001
           Northern Rock plc                               08.11.2001
----------------------------------------------------------------------------------------------------------------
BB8        Help Me Buy to Let - Mortgages for Landlords    MAR 466/12222     From 7 Jan 2002
           Northern Rock plc                               07.1.2002
----------------------------------------------------------------------------------------------------------------
BB9        I want to buy to let - Mortgages for Landlords  MAR 466/12470     From 20 Mar 2002
           Northern Rock plc                               20.3.2002
----------------------------------------------------------------------------------------------------------------
BB10       I want to buy to let - Mortgages for Landlords  MAR 466/12645     From 10 May 2002
           Northern Rock plc                               10.5.2002
----------------------------------------------------------------------------------------------------------------
BB11       I want to buy to let - Mortgages for Landlords  MAR 466/12861     From 26 Jul 2002
           Northern Rock plc                               26.7.2002
----------------------------------------------------------------------------------------------------------------
BB12       I want to buy to let - Mortgages for Landlords  MAR 466/12861     From 6 Aug 2002
           Northern Rock plc                               06.8.2002
----------------------------------------------------------------------------------------------------------------
BB13       I want to buy to let - Mortgages for Landlords  MAR 466/13148     From 21 Oct 2002
           Northern Rock plc                               21.10.2002
----------------------------------------------------------------------------------------------------------------
BB14       I want to buy to let - Mortgages for Landlords  MAR 466/13232     From 8 Nov 2002
           Northern Rock plc                               08.11.2002
----------------------------------------------------------------------------------------------------------------
BB15       Sample Special Conditions for Bradford &                          From 9 Jan 2003
           Bingley Together Exclusives (Variable)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB16       Sample Special Conditions for Bradford &                          From 9 Jan 2003
           Bingley Together Exclusives Fixed mortgage
           loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB17       Sample Special Conditions for Buy to Let 2 year                   From 9 Jan 2003
           Fixed Rate
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB18       Sample Special Conditions for Buy to Let 1.5%                     From 9 Jan 2003
           5 year Tracker
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB19       Sample Wording - Buy to Let - Help With Costs
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB20       Sample Special Conditions for HERM Cashplus                       From 9 Jan 2003
           Fixed and Capped/ Exclusive HERM Cashplus Fixed
           and Capped/SIFA HERM Cashplus Fixed and Capped
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB21       Sample Special Conditions for HERM Standard                       From 9 Jan 2003
           Fixed and Capped/ HERM Standard Fixed and
           Capped Exclusives/ SIFA HERM Standard Fixed and
           Capped
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB22       Sample Special Conditions for Legal & General                     From 9 Jan 2003
           Together Exclusives (Variable)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
BB23       Sample Special Conditions for Legal & General                     From 9 Jan 2003
           Together Exclusives Fixed mortgage loans - 2,
           3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB24       I want to buy to let                            MAR 466/13372     From 10 Jan 2003
           Northern Rock plc                               10.01.2003
----------------------------------------------------------------------------------------------------------------
BB25       Confirmation of Identity                        Jan 2002          From Jan 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB26       Confirmation of Identity                        Sept 2002         From Sept 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB27       Confirmation of Identity                        28 Jan 2003       From 28 Jan 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB28       I need you to be there sometimes [insurance]    MAR 389/12958     From Sept 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



               Part 6 Documents Used Only in the Origination of
                             Connections Mortgages


----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
CC         Brochures
----------------------------------------------------------------------------------------------------------------
CC1        Connections - Current Account Terms and         MAR 634/13347     Valid until further notice -
           Conditions - Small but important                27.11.2002        27.11.2002
----------------------------------------------------------------------------------------------------------------
CC2        Connections - Save Direct Terms and             MAR 633/13347     Valid until further notice -
           Conditions  - Small but important               27.11.2002        27.11.2002
----------------------------------------------------------------------------------------------------------------
CC3        Mortgages - Options for your Connections        MAR 632/13363     Valid until further notice -
           Mortgage                                        27.11.2002        27.11.2002
----------------------------------------------------------------------------------------------------------------
CC4        Mortgages - I Want to Shrink my Mortgage        MAR 625/13245     Valid until further notice -
                                                           27.11.2002        27.11.2002
----------------------------------------------------------------------------------------------------------------
CC5        Connections - What's it going to Cost?          MAR 630/13833     Valid until further notice -
                                                           18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
CC6        Connections - What's it going to Cost?          MAR 630/13833     Valid until further notice -
                                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
CC7        Connections - What's it going to Cost?          MAR 630/13833     Valid until further notice -
                                                           25/7/2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
CC8        Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             9 Sep 2003
----------------------------------------------------------------------------------------------------------------
CC9        Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             14 Oct 2003
----------------------------------------------------------------------------------------------------------------
CC10       Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             17 Nov 2003
----------------------------------------------------------------------------------------------------------------
CC11       Mortgages - I Want to Shrink my Mortgage        MAR 625/14519     Valid until further notice
                                                                             1 Dec 2003
----------------------------------------------------------------------------------------------------------------
CC12       Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             17 Dec 2003
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
CC13       Mortgages - I Want to Shrink my Mortgage        MAR 625A/14813    Valid until further notice
                                                                             20 Jan 2004
----------------------------------------------------------------------------------------------------------------
CC14       Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             20 Jan 2004
----------------------------------------------------------------------------------------------------------------
CC15       Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             16 Feb 2004
----------------------------------------------------------------------------------------------------------------
CC16       Mortgages - I Want to Shrink my Mortgage        MAR 625/15007     Valid until further notice
                                                                             9 Mar 2004
----------------------------------------------------------------------------------------------------------------
CC17       Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             25 Mar 2004
----------------------------------------------------------------------------------------------------------------
CC18       Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             22.6.2004
----------------------------------------------------------------------------------------------------------------
CC19       Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             9.7.2004
----------------------------------------------------------------------------------------------------------------
CC20       Connections - What's it going to cost?          MAR 630           Valid until further notice
                                                                             16.8.04
----------------------------------------------------------------------------------------------------------------
CC21       Connections - What's it going to cost?          MAR 630           Valid until further notice
                                                                             16.8.2004
----------------------------------------------------------------------------------------------------------------
DD         Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------
DD1
----------------------------------------------------------------------------------------------------------------
EE         Connections Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------
EE1
----------------------------------------------------------------------------------------------------------------
FF         Conditions for Connections products
           (eg Savings Account Applications/ Agreements
           etc)
----------------------------------------------------------------------------------------------------------------
FF1        Connections Conditions                          MAR 631           27.11.02
----------------------------------------------------------------------------------------------------------------
FF2
----------------------------------------------------------------------------------------------------------------
GG         Mortgage Deeds
----------------------------------------------------------------------------------------------------------------
GG1
----------------------------------------------------------------------------------------------------------------
HH         Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------
HH1
----------------------------------------------------------------------------------------------------------------
HH2
----------------------------------------------------------------------------------------------------------------
II         Miscellaneous Mortgage Documents
----------------------------------------------------------------------------------------------------------------
II1        Connections Savings Options Form                MAR 635/1.03      Jan 2003
----------------------------------------------------------------------------------------------------------------
II2        Memo re New Mortgage Product Statement of                         11 Aug 2003
           Requirements - Connections 7 Year Flexible
           Discount Tracker
----------------------------------------------------------------------------------------------------------------
II3        Pro forma of Covering Letter to customers       Ref:              2 Sep 2003
           enclosing Connections Pack                      CUSTADMIN/J
                                                           W
----------------------------------------------------------------------------------------------------------------


   Part 7 Documents used in the Origination of Scottish Mortgages/Loans Only


----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference                 Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ
----------------------------------------------------------------------------------------------------------------
JJ1        Affidavit (re: Matrimonial Home/Occupancy       ADV 77/1/87                          Jan 1987
           Rights)
----------------------------------------------------------------------------------------------------------------
JJ2        Re-advance/Further Advance Receipt              SEC 37/11/93                         Nov 1993
----------------------------------------------------------------------------------------------------------------
JJ3        Additional Advance Cheque Request               ADV 133. 01/94                       Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ4        Standard Security                               ADV 58. 01/94                        Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ5        Report on Title (Scotland) - Regulated Loan     ADV 136. 01/94                       Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ6        Deed of Variation of Security and Receipt       ADV 152. 01/94                       Jan 1994
           for Further Advance
----------------------------------------------------------------------------------------------------------------
JJ7        Report on Title (Scotland)                      ADV 62./01.94                        Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ8        Assignation of Life Assurance Policy            ADV 59. 01/94                        Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ9        Scottish Mortgage Conditions 1994               SEC 33/02.94                         Feb 1994
----------------------------------------------------------------------------------------------------------------
JJ10       Flexible Plan Application Form                  ADV 156/9/94                         Sep 1994
----------------------------------------------------------------------------------------------------------------
JJ11       Report and Valuation for Mortgage Purposes      ADV 7/11.94                          Nov 1994
           on Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ12       Deed of Postponement (relating to a             FLEX06 - 1995?                          1995?
           Flexible Plan Loan regulated by the
           Consumer Credit Act of 1974)
----------------------------------------------------------------------------------------------------------------
JJ13       Deed of Postponement (relating to a             FLEX07- 1995?                           1995?
           Flexible Plan Loan regulated by the Consumer Credit Act 1974)
           FLEX07- 1995?
----------------------------------------------------------------------------------------------------------------
JJ14       Deed of Postponement (relating to a             PERS09- 1995?                           1995?
           Personal Secured Loan regulated by the
           Consumer Credit Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ15       Deed of Postponement (relating to a             PERS10- 1995?                           1995?
           Personal Secured Loan regulated by the
           Consumer Credit Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ16       Deed of Postponement                            PERS20- 1995?                           1995?
----------------------------------------------------------------------------------------------------------------
JJ17       Deed of Postponement                            PERS21- 1995?                           1995?
----------------------------------------------------------------------------------------------------------------
JJ18       Fixed Sum Plan Application Form                 ADV 31/4.95                          Apr. 1995
----------------------------------------------------------------------------------------------------------------
JJ19       Credit Agreement Regulated by the Consumer      Flexible Plan                        Jul 1995
           Credit Act 1974                                 (Scotland) -
                                                           ADVCR3 07/95
----------------------------------------------------------------------------------------------------------------
JJ20       Loan Agreement - Flexible Plan (Scotland)       ADVCR4 07/95                         Jul 1995
----------------------------------------------------------------------------------------------------------------
JJ21       Credit Agreement Regulated by the Consumer      ADV 138 09/95                        Sep 1995
           Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------
JJ22       Assignation of Life Assurance Policy            ADV 59. 09/95                        Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ23       Credit Agreement Regulated by the Consumer      ADV 138 09/95                        Sep 1995
           Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------
JJ24       Receipt for Further Advance                     ADV 60. 09.95                        Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ25       Deed of Variation of Security and Receipt       ADV152. 09/95                        Sep 1995
           for Further Advance
----------------------------------------------------------------------------------------------------------------
JJ26       Consent by Non-Entitled Spouse                  ADV 64. /09.95                       Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ27       Postponed Standard Security                     SEC 53. 09/95                        Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ28       Standard Security                               ADV 58. 09/95                        Sep 1995
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference              Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ29       Deed of Postponement (relating to a             (PLN)/FLEX07                         Oct 1995
           Flexible Plan Loan regulated by the             - 01/10/1995
           Consumer Credit Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ30       Scottish Mortgage Conditions 1995               SEC33/0296                           Feb 1996
----------------------------------------------------------------------------------------------------------------
JJ31       Report on Title (Scotland) 1995                 ADV62/0596                           May 1996
----------------------------------------------------------------------------------------------------------------
JJ32       Credit Agreement Regulated by the               ADR3A-C/0796                         July 1996
           Consumer Credit Act 1974 -
           Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ33       Report on Title (Scotland)                      ADV62/0197                           Jan 1997
----------------------------------------------------------------------------------------------------------------
JJ34       Guarantors Confirmation (Existing               ADV266.7/97                          July 1997
           Borrowers
----------------------------------------------------------------------------------------------------------------
JJ35       Fixed Sum Plan Application Form                 ADV31/07.97                          July 1997
----------------------------------------------------------------------------------------------------------------
JJ36       Flexible Plan Application Form                  ADV 156.07/97                        July 1997
----------------------------------------------------------------------------------------------------------------
JJ37       Deed of Postponement (relating to a             (PLN)/PERS09-                        Oct 1997
           Personal Secured Loan regulated by              01/10/1997
           the Consumer Credit Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ38       Deed of Postponement (relating to a             (PLN)/PERS10-                        Oct 1997
           Personal Secured Loan regulated by              01/10/1997
           the Consumer Credit Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ39       Deed of Postponement                            (PLN)/PERS21-                        Oct 1997
                                                           01/10/1997
----------------------------------------------------------------------------------------------------------------
JJ40       Flexible Plan Application Form                  ADV156.10/97                         Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ41       Fixed Sum Plan Application Form                 ADV31.10/97                          Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ42       Guarantors Confirmation (Existing               ADV266.10/97                         Oct 1997
           Borrowers)
----------------------------------------------------------------------------------------------------------------
JJ43       Assignation of Life Assurance Policy            ADV59/10.97                          Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ44       Re-advance/Further Advance Receipt              SEC37/1097                           Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ45       Standard Security                               ADV58/1097                           Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ46       Receipt for Further Advance                     ADV60.10/97                          Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ47       Report on Title (Scotland)                      ADV268.10/97                         Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ48       Report on Title (Scotland) -                    ADV136.10/97                         Oct 1997
           Regulated Loan
----------------------------------------------------------------------------------------------------------------
JJ49       Credit Agreement Regulated by the Consumer      ADV138.10.97                         Oct 1997
           Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------
JJ50       Postponed Standard Security                     SEC53.10/97                          Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ51       Schedule of Documents of Title (Scotland)       SEC7.10/97                           Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ52       Scottish Mortgage Conditions 1997               SEC33.10/97                          Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ53       Consent by Non-Entitled Spouse                  ADV64.10/97                          Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ54       Affidavit (re: Matrimonial Home/                ADV 7/10.97                          Oct 1997
           Occupancy Rights)
----------------------------------------------------------------------------------------------------------------
JJ55       Report and Valuation for Mortgage               ADV 7/10.97                          Oct 1997
           Purposes on Behalf of
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ56       Additional Advance Funds Request (Scotland)     ADV 133./10.97                       Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ57       Instructions to Solicitors - For                ADV 270.                             Oct 1997
           Flexible Plan Loans over (GBP)15,000            (Flexible Plan
                                                           over (GBP)15K -
                                                           Scotland) 10/97
----------------------------------------------------------------------------------------------------------------
JJ58       Instructions to Solicitors (Attaching           ADV 136./10.97                       Oct 1997
           Report on Title (Scotland) -
           Regulated Loan) -
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference              Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ59       Deed of Variation of Security and               ADV152. 10/97                        Oct 1997
           Receipt for Further Advance
----------------------------------------------------------------------------------------------------------------
JJ60       Instructions to Solicitors - (Flexi             ADV 137 10/97                        Oct 1997
           - Under (GBP)15K - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ61       Credit Agreement Regulated by the               ADR3A-C/1097                         Oct 1997
           Consumer Credit Act 1974 -
           Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ62       Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/1097                         Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ63       Additional Advance Funds Request                ADV 133.11.97                        Nov 1997
           (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ64       Flexible Plan Application Form                  ADV156.15/12/97                      Dec 1997
----------------------------------------------------------------------------------------------------------------
JJ65       Fixed Sum Plan Application Form                 ADV31.15/12/97                       Dec 1997
----------------------------------------------------------------------------------------------------------------
JJ66       Additional Advance Funds Request                ADV 133./1.98                        Jan 1998
           (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ67       Report On Title (Scotland)                      ADV 62./02.98                        Feb 1998
----------------------------------------------------------------------------------------------------------------
JJ78       Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/0298                         Feb 1998
----------------------------------------------------------------------------------------------------------------
JJ69       Instructions to Solicitors - For                ADV 270.04.98                        Apr 1998
           Flexible Plan Loans Over (GBP)25,000
           - (Flexible Plan over(GBP)25K -
           Scotland)
----------------------------------------------------------------------------------------------------------------
JJ70       Report on Title (Scotland) - Regulated Loan     ADV 136.                             May 1998
                                                           /05.98
----------------------------------------------------------------------------------------------------------------
JJ71       Instructions to Solicitors - (Fixed             ADV 169.5/98                         May 1998
           Sum Plan - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ72       Secured Personal Loan Application Form          ADV 31. 5/98                         May 1998
----------------------------------------------------------------------------------------------------------------
JJ73       Instructions to Panel Solicitors -              ADV 269a.05/98                       May 1998
           (Fixed Sum Plan - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ74       Credit Agreement Regulated by the Consumer      MAR 127                              Jun 1998
           Credit Act 1974 (Personal Secured Loan)         01/06/98
----------------------------------------------------------------------------------------------------------------
JJ75       Credit Agreement Regulated by the Consumer      ACR3A-C/0798                         Jul 1998
           Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ76       Instructions to Solicitors - ADV (Flexi -       137/ 01.07.98                        Jul 1998
           Under 25K - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ77       Report and Valuation for Mortgage Purposes      ADV 7/12.98                          Dec 1998
           on Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ78       Secured Personal Loan Application Form          ADV 31. 1/99                         Jan 1999
----------------------------------------------------------------------------------------------------------------
JJ79       Deed of Postponement                            (PLN)PERS20                          Oct 1999
                                                           - 01/10/1999
----------------------------------------------------------------------------------------------------------------
JJ80       Report on Title (Scotland)                      ADV 62./11.99                        Nov 1999
----------------------------------------------------------------------------------------------------------------
JJ81       Deed of Postponement (relating to               (PLN)/PERS10                             2000?
           a Personal Secured Loan regulated               A - 2000?
           by the Consumer Credit Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ82       Deed of Postponement                            (PLN)/PERS21                             2000?
                                                           A - 2000?
----------------------------------------------------------------------------------------------------------------
JJ83       Deed of Postponement (relating to a             (PLN)/FLEX07                             2000?
           Flexible Plan Loan regulated by the             A - 2000?
           Consumer Credit Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ84       Secured Personal Loan Application Form          ADV 031                              May 2000
                                                           (8.5.2000)
----------------------------------------------------------------------------------------------------------------
JJ85       consent by Non-Entitled Spouse                  ADV 64./06.00                        Jun 2000
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference              Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ86       Affidavit (re: Matrimonial Home/Occupancy       ADV77 /07.00                         Jul 2000
           Rights)
----------------------------------------------------------------------------------------------------------------
JJ87       Report on Title (Scotland)                      ROT/0800                             Aug 2000
----------------------------------------------------------------------------------------------------------------
JJ88       Credit Agreement Regulated by the Consumer      CA138B/0900                          Sep 2000
           Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ89       Credit Agreement Regulated by the Consumer      CA127 09/00                          Sep 2000
           Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ90       Credit Agreement Regulated by the Consumer      ACR3A-C/1000                         Oct 2000
           Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ91       Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/1000                         Oct 2000
----------------------------------------------------------------------------------------------------------------
JJ92       Scottish Mortgage Conditions 1997               SEC33/11.00                          Nov 2000
----------------------------------------------------------------------------------------------------------------
JJ93       Schedule of Documents of title (Scotland)       SOGO1/0201                           Feb 2001
----------------------------------------------------------------------------------------------------------------
JJ94       Deed of Variation of Security and Receipt for   ADV281/05.01                         May 2001
           Further Advance
----------------------------------------------------------------------------------------------------------------
JJ95       Deed of Guarantee (Scotland)                    ADV277/06.01                         Jun 2001
----------------------------------------------------------------------------------------------------------------
JJ96       Standard Security                               ADV278 06/01                         Jun 2001
----------------------------------------------------------------------------------------------------------------
JJ97       Deed of Variation of Security and               ADV278 06/01                         Jun 2001
           Receipt for Further Advance (with
           Guarantor)
----------------------------------------------------------------------------------------------------------------
JJ98       Receipt for Further Advance                     ADV280 Jul 01                        Jul 2001
----------------------------------------------------------------------------------------------------------------
JJ99       Scottish Mortgage Conditions 2001               SEC 72/07.2001                       Jul 2001
----------------------------------------------------------------------------------------------------------------
JJ100      Scottish Mortgage Conditions 2001               SEC 72/01.2001                       Jul 2001
----------------------------------------------------------------------------------------------------------------
JJ101      Secured Personal Loan Application Form          ADV 031                            1 Aug 2001
                                                           (1.8.2001)
----------------------------------------------------------------------------------------------------------------
JJ102      Report on Title (Scotland)                      ROT/0502                             May 2002
----------------------------------------------------------------------------------------------------------------
JJ103      Additional Advance Funds Request                AAFR/0802                            Aug 2002
----------------------------------------------------------------------------------------------------------------
JJ104      Report on Title (Scotland)                      ROT/1102                             Nov 2002
----------------------------------------------------------------------------------------------------------------
JJ105      CML Lenders' Handbook for Scotland                                                   Jan 2003
           (Part 2 - Name of Mortgage Lender) -
           Date Last Amended (1-Jan-2003)
----------------------------------------------------------------------------------------------------------------
JJ106      Credit Agreement Regulated by the Consumer      CA127 01/03                          Jan 2003
           Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ107      Credit Agreement Regulated by the Consumer       01/03                               Jan 2003
           Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ108      Report and Valuation for Mortgage Purposes      ADV 7/07.03                          Jul 2003
           on Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ109      Secured Personal Loan Application Form          ADV 031                              Aug 2003
                                                           (08.2003)
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------

SABW       Document                                        Reference              Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ110      Offer of Loan                                                                        Oct 2003
----------------------------------------------------------------------------------------------------------------
JJ111      Together - Standard Security                    SOL002
----------------------------------------------------------------------------------------------------------------
JJ112      Schedule of Documents of Title                  SEC 7
           (Scotland) (Pre 01/10/97)
----------------------------------------------------------------------------------------------------------------
JJ113      Consent by Non-Entitled Spouse                  ADV 64
           (Pre 09/95)
----------------------------------------------------------------------------------------------------------------
JJ114      Standard Security (Scottish Mortgage
           Conditions 2001 apply)
----------------------------------------------------------------------------------------------------------------
JJ115      Report on Title (Scotland)                      ROT/0804



SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY



By: